UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

BlackRock Build America Bond Trust

BlackRock California Municipal 2018 Term Trust

BlackRock California Municipal Income Trust

BlackRock Core Bond Trust

BlackRock Credit Allocation Income Trust III

BlackRock Credit Allocation Income Trust IV

BlackRock Defined Opportunity Credit Trust

BlackRock EcoSolutions Investment Trust

BlackRock Energy and Resources Trust

BlackRock Enhanced Equity Dividend Trust

BlackRock Floating Rate Income Trust

BlackRock Florida Municipal 2020 Term Trust

BlackRock Global Opportunities Equity Trust

BlackRock Health Sciences Trust

BlackRock High Income Shares

BlackRock High Yield Trust

BlackRock Income Opportunity Trust, Inc.

BlackRock Income Trust, Inc.

BlackRock International Growth and Income Trust

BlackRock Investment Quality Municipal Trust, Inc.

BlackRock Limited Duration Income Trust

BlackRock Long-Term Municipal Advantage Trust

BlackRock Maryland Municipal Bond Trust

BlackRock MuniAssets Fund, Inc.

BlackRock Municipal 2018 Term Trust

BlackRock Municipal 2020 Term Trust

BlackRock Municipal Bond Investment Trust

BlackRock Municipal Bond Trust

BlackRock Municipal Income Investment Quality Trust

BlackRock Municipal Income Investment Trust

BlackRock Municipal Income Quality Trust

BlackRock Municipal Income Trust

BlackRock Municipal Income Trust II

BlackRock New Jersey Investment Quality Municipal Trust, Inc.

BlackRock New Jersey Municipal Bond Trust

BlackRock New Jersey Municipal Income Trust

BlackRock New York Investment Quality Municipal Trust, Inc.

BlackRock New York Municipal 2018 Term Trust

BlackRock New York Municipal Bond Trust

BlackRock New York Municipal Income Quality Trust

BlackRock New York Municipal Income Trust

BlackRock New York Municipal Income Trust II

BlackRock Real Asset Equity Trust

BlackRock Resources & Commodities Strategy Trust

BlackRock S&P Quality Rankings Global Equity Managed Trust

BlackRock Strategic Bond Trust

BlackRock Utility & Infrastructure Trust

BlackRock Virginia Municipal Bond Trust

The BlackRock Pennsylvania Strategic Municipal Trust

The BlackRock Strategic Municipal Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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June 11, 2012

Dear Shareholder:

A joint annual meeting of the BlackRock Closed-End Funds listed in Appendix A to the enclosed joint proxy statement (each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Friday, July 27, 2012, at 10:00 a.m. (Eastern time), to consider and vote on the proposal discussed in the enclosed joint proxy statement.

The purpose of the meeting is to seek shareholder approval of the three nominees named in the enclosed joint proxy statement to the Boards of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each Fund. Each Board has unanimously approved the three nominees named in the enclosed joint proxy statement on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they are experienced in overseeing investment companies and are familiar with the Funds and their investment advisers and that their election is in your best interests.

The Board Members responsible for your Fund recommend that you vote “FOR” the Board Nominees for your Fund. In connection with your vote, we urge you to read the full text of the enclosed joint proxy statement.

Your vote is important. If you are a record holder of a Fund’s shares and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares of a Fund through a bank, broker or other custodian, and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other custodian or broker’s statement indicating ownership as of the Record Date. If you hold your common or preferred shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting. Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

You have received this joint proxy statement because you were a shareholder of record of at least one of the Funds listed in Appendix A on May 31, 2012. Certain other BlackRock Closed-End Funds not listed in Appendix A will also hold their annual meetings at the place and on the date stated above, but at a different time. If you were also a shareholder of record on May 31, 2012 of one or more of those other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds. Please be certain to vote by telephone or via the Internet with respect to each Fund in which you are a shareholder of record or sign, date and return each proxy card you receive from us.

If you have any questions about the proposal to be voted on, please call Georgeson Inc., the firm assisting us in the solicitation of proxies, at 1-866-856-2826.

Sincerely,

Janey Ahn

Secretary of the Funds

BlackRock Closed-End Funds

40 East 52nd Street, New York, NY 10022

(800) 441-7762

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q:	Why am I receiving the joint proxy statement?

A:	Each Fund is required to hold an annual meeting of shareholders for the election of Board Members. This joint proxy statement describes a proposal to approve the nominees to the Board of the Fund(s) in which you own shares and provides you with other information relating to the meeting. The enclosed proxy card(s) indicate the Fund(s) in which you own shares. The table on pages 5-6 of the joint proxy statement identifies the Board Nominees for each Fund.

Q:	How do the Boards of the Funds recommend that I vote?

A:	The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they are experienced in overseeing investment companies and are familiar with the Funds and their investment advisers. The Boards have approved the Board Nominees named in the joint proxy statement, believe their election is in your best interests and unanimously recommend that you vote “FOR” each Board Nominee.

Q:	How do I vote my shares?

A:	You can provide voting instructions by telephone, by calling the toll-free number on the proxy card(s) or Notice of Internet Availability of Proxy Materials, or by going to the Internet address provided on the Notice of Internet Availability of Proxy Materials or proxy card(s) and following the instructions. Alternatively, if you received your proxy card(s) by mail, you can vote your shares by signing and dating the proxy card(s) and mailing it (them) in the enclosed postage-paid envelope.

You may also attend the meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

If you are a record holder of a Fund’s shares and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport.

If you hold your shares of a Fund through a bank, broker or other custodian, and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other custodian or broker’s statement indicating ownership as of the Record Date. If you hold your common or preferred shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Q:	Will my vote make a difference?

A:	Your vote is very important and can make a difference in the governance and management of your Fund(s), no matter how many shares you own. Your vote can help ensure that the Board Nominees will be elected. We encourage all shareholders to participate in the governance of their Fund(s).

Q:	Are the Funds paying for the cost of the joint proxy statement?

A:	The costs associated with the joint proxy statement, including the printing, distribution and the proxy solicitation costs, will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds.

The Funds and BlackRock, Inc. have retained Georgeson Inc. (“Georgeson”), 199 Water Street, 26th Floor, New York, New York, 10038, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $116,000 for such services (including reimbursements of out-of-pocket expenses). In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, NY 11717, will assist the Funds in the distribution of proxy materials. It is anticipated that Broadridge will be paid approximately $704,000 for such services (including reimbursements of out-of-pocket expenses).

Q:	Whom do I call if I have questions?

A:	If you need more information, or have any questions about voting, please call Georgeson, the Funds’ proxy solicitor, at 1-866-856-2826.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the proxy card(s), and if voting by mail, date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

June 11, 2012

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 27, 2012

A joint annual meeting of the shareholders of the BlackRock Closed-End Funds identified below (each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Friday, July 27, 2012, at 10:00 a.m. (Eastern time), to consider and vote on the proposal, as more fully described in the accompanying joint proxy statement:

PROPOSAL 1.	To elect to the Board of your Fund(s) the three nominees named in the accompanying joint proxy statement.

To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

The purpose of the meeting is to seek shareholder approval of the three nominees named in the accompanying joint proxy statement to the Boards of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each Fund. Each Board has unanimously approved the three nominees on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they are experienced in overseeing investment companies and are familiar with the Funds and their investment advisers and that their election is in your best interests.

Your Board unanimously recommends that you vote “FOR” the Board Nominees with respect to which you are being asked to vote.

Shareholders of record of each Fund as of the close of business on May 31, 2012 are entitled to vote at the meeting and at any adjournments, postponements or delays thereof.

If you owned shares in more than one Fund as of May 31, 2012, you may receive more than one proxy card. Certain other BlackRock Closed-End Funds will also hold their annual meetings at the place and on the date stated above, but not at the same time. If you were also a shareholder of record on May 31, 2012 of one or more of those other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds. Please be certain to sign, date and return each proxy card you receive from us.

If you have any questions about the proposal to be voted on, please call Georgeson Inc., the firm assisting us in the solicitation of proxies, at 1-866-856-2826.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

BlackRock Closed-End Funds

40 East 52nd Street, New York, NY 10022

(800) 441-7762

BlackRock Closed-End Funds

Holding Annual Meetings of Shareholders on July 27, 2012

Name of Fund	Ticker
BlackRock Build America Bond Trust	BBN
BlackRock California Municipal 2018 Term Trust	BJZ
BlackRock California Municipal Income Trust	BFZ
BlackRock Core Bond Trust	BHK
BlackRock Credit Allocation Income Trust III	BPP
BlackRock Credit Allocation Income Trust IV	BTZ
BlackRock Defined Opportunity Credit Trust	BHL
BlackRock EcoSolutions Investment Trust	BQR
BlackRock Energy and Resources Trust	BGR
BlackRock Enhanced Equity Dividend Trust	BDJ
BlackRock Floating Rate Income Trust	BGT
BlackRock Florida Municipal 2020 Term Trust	BFO
BlackRock Global Opportunities Equity Trust	BOE
BlackRock Health Sciences Trust	BME
BlackRock High Income Shares	HIS
BlackRock High Yield Trust	BHY
BlackRock Income Opportunity Trust, Inc.	BNA
BlackRock Income Trust, Inc.	BKT
BlackRock International Growth and Income Trust	BGY
BlackRock Investment Quality Municipal Trust, Inc.	BKN
BlackRock Limited Duration Income Trust	BLW
BlackRock Long-Term Municipal Advantage Trust	BTA
BlackRock Maryland Municipal Bond Trust	BZM
BlackRock MuniAssets Fund, Inc.	MUA
BlackRock Municipal 2018 Term Trust	BPK
BlackRock Municipal 2020 Term Trust	BKK
BlackRock Municipal Bond Investment Trust	BIE
BlackRock Municipal Bond Trust	BBK
BlackRock Municipal Income Investment Quality Trust	BAF
BlackRock Municipal Income Investment Trust	BBF
BlackRock Municipal Income Quality Trust	BYM
BlackRock Municipal Income Trust	BFK
BlackRock Municipal Income Trust II	BLE
BlackRock New Jersey Investment Quality Municipal Trust, Inc.	RNJ
BlackRock New Jersey Municipal Bond Trust	BLJ
BlackRock New Jersey Municipal Income Trust	BNJ
BlackRock New York Investment Quality Municipal Trust, Inc.	RNY
BlackRock New York Municipal 2018 Term Trust	BLH
BlackRock New York Municipal Bond Trust	BQH
BlackRock New York Municipal Income Quality Trust	BSE
BlackRock New York Municipal Income Trust	BNY
BlackRock New York Municipal Income Trust II	BFY
BlackRock Real Asset Equity Trust	BCF
BlackRock Resources & Commodities Strategy Trust	BCX
BlackRock S&P Quality Rankings Global Equity Managed Trust	BQY
BlackRock Strategic Bond Trust	BHD
BlackRock Utility & Infrastructure Trust	BUI
BlackRock Virginia Municipal Bond Trust	BHV
The BlackRock Pennsylvania Strategic Municipal Trust	BPS
The BlackRock Strategic Municipal Trust	BSD

ANNUAL MEETING OF SHAREHOLDERS

July 27, 2012

JOINT PROXY STATEMENT

This joint proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Boards of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each BlackRock Closed-End Fund listed in Appendix A of this Proxy Statement (each, a “Fund”). The proxies will be voted at the joint annual meeting of shareholders of the Funds and at any and all adjournments, postponements or delays thereof. The meeting will be held at the offices of BlackRock Advisors, LLC (the “Advisor”), Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Friday, July 27, 2012, at 10:00 a.m. (Eastern time). The meeting will be held for the purposes set forth in the accompanying notice.

The Boards of the Funds have determined that the use of this Proxy Statement for the meeting is in the best interests of the Funds and their shareholders in light of the similar matters being considered and voted on by the shareholders of each Fund. Distribution to shareholders of this Proxy Statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials, will commence on or about June 11, 2012.

Each Fund listed in Appendix A to this Proxy Statement is organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a Maryland corporation (each, a “Maryland Corporation”) or a Delaware statutory trust (each, a “Delaware Trust”). The Massachusetts Trusts, Maryland Corporations and Delaware Trusts are closed-end investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). A list identifying each Massachusetts Trust, Maryland Corporation and Delaware Trust is set forth in Appendix A.

Shareholders of record of a Fund as of the close of business on May 31, 2012 (the “Record Date”) are entitled to notice of and to vote at that Fund’s meeting. Shareholders of the Funds are entitled to one vote for each share held, with no shares having cumulative voting rights. Holders of the auction market preferred stock, auction market preferred shares, auction preferred stock, auction preferred shares, auction rate preferred shares of beneficial interest, municipal auction rate cumulative preferred shares or auction rate municipal preferred shares (collectively, “AMPS”) of each of the Funds identified in Appendix A as having AMPS outstanding (collectively, the “AMPS Funds”), holders of variable rate muni term preferred shares (collectively, the “VMTP Shares”) of each of the Funds identified in Appendix A as having VMTP Shares outstanding (collectively, the “VMTP Funds”) and holders of variable rate demand preferred shares (collectively, “VRDP Shares” and collectively with the AMPS and VMTP Shares, “Preferred Shares”) of each of the Funds identified in Appendix A as having VRDP Shares outstanding (collectively, the “VRDP Funds” and collectively with the AMPS Funds and VMTP Funds, the “Preferred Funds”) will have equal voting rights with the shares of common stock or common shares of beneficial interest (collectively, the “Common Shares”) of the Preferred Funds and will vote together with the holders of Common Shares as a single class on each nominee to the Board of the Preferred Fund in which they own Preferred Shares, except that holders of Preferred Shares are entitled to vote separately as a class to elect two Board Members for each Preferred Fund in which they own Preferred Shares. The Board Members representing holders of Preferred Shares are Class I and Class II Board Members and only the Class II Board Members are standing for election this year. The quorum and voting requirements for each Fund are described in the section below entitled “Vote Required and Manner of Voting Proxies.”

The number of shares outstanding of each Fund as of the close of business on the Record Date and the managed assets of each Fund on the Record Date are shown in Appendix A. Except as set forth in Appendix H, to the knowledge of each Fund, as of May 24, 2012, no person was the beneficial owner of more than five percent of a class of a Fund’s outstanding shares.

The Fund in which you owned shares on the Record Date is named on the proxy card or Notice of Internet Availability of Proxy Materials. If you owned shares in more than one Fund on the Record Date, you may receive more than one proxy card. Even if you plan to attend the meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on the proposal affecting EACH Fund you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the meeting will be voted at the meeting. On any matter coming before the meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address below), by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Certain other BlackRock Closed-End Funds not listed in Appendix A will also hold their annual meetings at the place and date stated above, but not at the same time. If you were also a shareholder of record on the Record Date of one or more of those other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds.

If you are a record holder of a Fund’s shares and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares of a Fund through a bank, broker or other custodian, and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other custodian or broker’s statement indicating ownership as of the Record Date.

For directions to the meeting, please contact Georgeson, the firm assisting us in the solicitation of proxies, at 1-866-856-2826.

Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the applicable Fund at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-441-7762. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

BlackRock updates performance data for the Funds, as well as certain other data for Funds that are municipal funds, on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the BlackRock Closed-End Funds.

Please note that only one annual or semi-annual report or Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the Delaware address above and phone number set forth above.

YOUR VOTE IS IMPORTANT

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate voting instructions on the enclosed proxy card(s), and if received by mail, date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SHAREHOLDER MEETING TO BE HELD ON JULY 27, 2012

The Proxy Statement is available at www.proxy-direct.com/BLK23613.

BlackRock Closed-End Funds

100 Bellevue Parkway, Wilmington, DE 19809

(800) 441-7762

SUMMARY OF PROPOSAL AND FUNDS VOTING

The following table shows the Funds for which the Board Nominees are standing for election.

Fund Name	Ticker	Class I	Class II(1)	Class III	Preferred Shares Nominee Standing for Election(2)
BlackRock Build America Bond Trust	BBN		X
BlackRock California Municipal 2018 Term Trust	BJZ		X		X
BlackRock California Municipal Income Trust	BFZ		X		X
BlackRock Core Bond Trust	BHK		X
BlackRock Credit Allocation Income Trust III	BPP		X
BlackRock Credit Allocation Income Trust IV	BTZ		X
BlackRock Defined Opportunity Credit Trust	BHL		X
BlackRock EcoSolutions Investment Trust	BQR		X
BlackRock Energy and Resources Trust	BGR		X
BlackRock Enhanced Equity Dividend Trust	BDJ		X
BlackRock Floating Rate Income Trust	BGT		X
BlackRock Florida Municipal 2020 Term Trust	BFO		X		X
BlackRock Global Opportunities Equity Trust	BOE		X
BlackRock Health Sciences Trust	BME		X
BlackRock High Income Shares	HIS		X
BlackRock High Yield Trust	BHY		X
BlackRock Income Opportunity Trust, Inc.	BNA		X
BlackRock Income Trust, Inc.	BKT		X
BlackRock International Growth and Income Trust	BGY		X
BlackRock Investment Quality Municipal Trust, Inc.	BKN		X		X
BlackRock Limited Duration Income Trust	BLW		X
BlackRock Long-Term Municipal Advantage Trust	BTA		X
BlackRock Maryland Municipal Bond Trust	BZM		X		X
BlackRock MuniAssets Fund, Inc.	MUA		X
BlackRock Municipal 2018 Term Trust	BPK		X		X
BlackRock Municipal 2020 Term Trust	BKK		X		X
BlackRock Municipal Bond Investment Trust	BIE		X		X
BlackRock Municipal Bond Trust	BBK		X		X
BlackRock Municipal Income Investment Quality Trust	BAF		X		X
BlackRock Municipal Income Investment Trust	BBF		X		X
BlackRock Municipal Income Quality Trust	BYM		X		X
BlackRock Municipal Income Trust	BFK		X		X
BlackRock Municipal Income Trust II	BLE		X		X
BlackRock New Jersey Investment Quality Municipal Trust, Inc.	RNJ		X		X
BlackRock New Jersey Municipal Bond Trust	BLJ		X		X
BlackRock New Jersey Municipal Income Trust	BNJ		X		X
BlackRock New York Investment Quality Municipal Trust, Inc.	RNY		X		X
BlackRock New York Municipal 2018 Term Trust	BLH		X		X
BlackRock New York Municipal Bond Trust	BQH		X		X
BlackRock New York Municipal Income Quality Trust	BSE		X		X
BlackRock New York Municipal Income Trust	BNY		X		X
BlackRock New York Municipal Income Trust II	BFY		X		X

Fund Name	Ticker	Class I	Class II(1)	Class III	Preferred Shares Nominee Standing for Election(2)
BlackRock Real Asset Equity Trust	BCF		X
BlackRock Resources & Commodities Strategy Trust	BCX		X
BlackRock S&P Quality Rankings Global Equity Managed Trust	BQY		X
BlackRock Strategic Bond Trust	BHD		X
BlackRock Utility & Infrastructure Trust	BUI		X
BlackRock Virginia Municipal Bond Trust	BHV		X		X
The BlackRock Pennsylvania Strategic Municipal Trust	BPS		X		X
The BlackRock Strategic Municipal Trust	BSD		X		X

(1)	The Class II Board Nominees are Karen P. Robards, James T. Flynn and Frank J. Fabozzi. For Preferred Funds, Karen P. Robards and James T. Flynn are voted upon by the common and preferred shareholders voting together as a single class, and Frank J. Fabozzi, as the Preferred Shares Nominee, is voted upon by the preferred shareholders voting as a separate class. For Non-Preferred Funds, each nominee is voted upon by the common shareholders voting as a single class. Please see the description below under “PROPOSAL 1 — ELECTION OF BOARD NOMINEES” for a more detailed discussion regarding the Preferred Shares Nominee.
(2)	With respect to the Preferred Funds, Frank J. Fabozzi and W. Carl Kester are currently the Board Members elected solely by the owners of Preferred Shares. Frank J. Fabozzi is the Preferred Shares Nominee standing for election. W. Carl Kester’s term as a Board Member is scheduled to expire in 2014 and therefore he is not standing for election this year as a Preferred Shares Nominee. Please see the description below under “PROPOSAL 1 — ELECTION OF BOARD NOMINEES” for a more detailed discussion regarding the Preferred Shares Nominee.

PROPOSAL 1—ELECTION OF BOARD NOMINEES

The purpose of Proposal 1 is to elect Board Members for each Fund.

Nominees for each Fund. The Board of each Fund consists of 11 Board Members, nine of whom are not “interested persons” of the Funds (as defined in the 1940 Act) (the “Independent Board Members”). The Funds divide their Board Members into three classes: Class I, Class II and Class III and generally only one class of Board Members stands for election each year. Only the Class II Board Members are standing for election this year. Each Class II Board Member elected at the meeting will serve until the later of the date of the 2015 annual meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

With respect to the Preferred Funds, the owners of Preferred Shares are entitled to vote as a separate class to elect two of the Board Members (the “Preferred Shares Nominees”) for the Preferred Fund in which they own Preferred Shares. This means that owners of common shares are not entitled to vote in connection with the election of the Preferred Shares Nominees. However, the owners of common shares and the owners of Preferred Shares, voting together as a single class, are entitled to elect the remainder of the Board Nominees. Frank J. Fabozzi and W. Carl Kester are currently the Board Members elected solely by the owners of Preferred Shares. Only Frank J. Fabozzi is standing for election this year as a Preferred Shares Nominee. W. Carl Kester’s term as a Board Member is scheduled to expire in 2014 and therefore he is not standing for election this year as a Preferred Shares Nominee.

The Board recommends a vote “FOR” the election of Karen P. Robards, Frank J. Fabozzi and James T. Flynn (the “Board Nominees”). To vote for the Board Nominees, please vote by telephone or via the Internet, as described in the proxy card, or date and sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

Board Members’/Nominees’ Biographical Information. Please refer to the below table which identifies the Board Nominees, including any Preferred Shares Nominees, for election to the Board of each Fund and sets forth certain biographical information about the Board Members and/or Board Nominees, for all of the Funds. Please note that only the Class II Board Members and nominees for election as Class II Board Members are standing for election for the Funds. Each Board Nominee was nominated by the Governance and Nominating Committee of the Board of each respective Fund. Richard E. Cavanagh was selected to serve as the Chair and Karen P. Robards was selected to serve as the Vice Chair of each Board. All of the closed-end registered investment companies advised by the Advisor, including the Funds, are referred to collectively as the “Closed-End Complex.”

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Non-Interested Board Members

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Director/ Trustee and Chair of the Boards	2013; 2007 to present	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	95 RICs consisting of 95 Portfolios	Arch Chemical (chemical and allied products) from 1999 to 2011

Karen P. Robards (1) 55 East 52nd Street New York, NY 10055 1950	Director/ Trustee, Vice Chair of the Boards and Chair of the Audit Committee	2012; 2007 to present	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.	95 RICs consisting of 95 Portfolios	AtriCure, Inc. (medical devices)

Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director/ Trustee and Member of the Audit Committee	2014; 2011 to present	Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religions (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.	95 RICs consisting of 95 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Frank J. Fabozzi (1)(2) 55 East 52nd Street New York, NY 10055 1948	Director/ Trustee and Member of the Audit Committee	2012; 2007 to present	Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	95 RICs consisting of 95 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director/ Trustee	2013; 2007 to present	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	95 RICs consisting of 95 Portfolios	The McClatchy Company (publishing); BellSouth (telecom-munications); Knight Ridder (publishing)

James T. Flynn (1) 55 East 52nd Street New York, NY 10055 1939	Director/ Trustee and Member of the Audit Committee	2012; 2007 to present	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	95 RICs consisting of 95 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director/ Trustee	2013; 2007 to present	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	95 RICs consisting of 95 Portfolios	BlackRock Kelso Capital Corp. (business development company)

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director/ Trustee	2014; 2007 to present	Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.	95 RICs consisting of 95 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

W. Carl Kester (2) 55 East 52nd Street New York, NY 10055 1951	Director/ Trustee and Member of the Audit Committee	2014; 2007 to present	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs, from 2006 to 2010; Chairman of the Finance Department, Harvard Business School, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	95 RICs consisting of 95 Portfolios	None

Interested Board Members †
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director/ Trustee	2012; 2011 to present	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	157 RICs consisting of 280 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director/ Trustee	2013; 2007 to present	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the Closed-End Complex from 1989 to 2006.	157 RICs consisting of 280 Portfolios	None

*	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Board Members as joining the Boards in 2007, each Board Member first became a member of the Boards of Directors/Trustees of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh since 1994; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Henry Gabbay since 2007; Jerrold B. Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; and Karen P. Robards since 1998. Each Board Member will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 72; however, in 2011 the Boards adopted a resolution extending the mandatory retirement age for Mr. Flynn so that he can serve until December 31 of the year in which he turns 73. Mr. Flynn will turn 73 in 2012.
**	For purposes of this chart, “RICs” refers to registered investment companies and “Portfolios” refers to the investment programs of the Funds.
***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”
†	Mr. Audet is an “interested person” (as defined in the 1940 Act) of the Funds by virtue of his current position with BlackRock Advisors, LLC, BlackRock Capital Management, Inc. or BlackRock Financial Management, Inc. (collectively, “BlackRock Advisors”), each a wholly owned subsidiary of BlackRock and his ownership of BlackRock and/or The PNC Financial Service Group, Inc. securities. Mr. Gabbay is an “interested person” (as defined in the 1940 Act) of the Funds by virtue of his ownership of BlackRock and/or The PNC Financial Service Group, Inc. securities.
(1)	Class II Board Member.
(2)	Board Member elected solely by the owners of Preferred Shares.

The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Boards believe that each Independent Board Member satisfied, at the time he or she was initially elected or appointed a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in each Fund’s By-Laws. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards believe that, collectively, the Board Members/Nominees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Board Members/Nominees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s/Nominee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

The following table discusses some of the experiences, qualifications and skills of each of our Board Members and/or Board Nominees that support the conclusion that they should serve (or continue to serve) on the Boards.

Board Members/Nominees	Experience, Qualifications and Skills
Richard E. Cavanagh	Mr. Cavanagh brings to the Boards a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Boards with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Cavanagh’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Boards, Chair of the Leverage Committee, Chair of the Executive Committee and as a member of the Governance and Nominating Committee, Compliance Committee and Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Karen P. Robards *	The Boards benefit from Ms. Robards’s many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’s prior position as an investment banker at Morgan Stanley provides useful oversight of the Funds’ investment decisions and investment valuation processes. Additionally, Ms. Robards’s experience derived from serving as a director of Care Investment Trust, Inc., a health care real estate investment trust, provides the Boards with the benefit of her experience with the management practices of other financial companies. Ms. Robards’s long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Ms. Robards’s knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Boards and as the Chair of each Fund’s Audit Committee. Ms. Robards’s independence from the Funds and the Funds’ investment advisor enhances her service as a member of the Performance Oversight Committee, Executive Committee, Governance and Nominating Committee and Leverage Committee.

Michael J. Castellano	The Boards benefit from Mr. Castellano’s career in accounting which spans over forty years. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President — Chief Control Officer for Merrill Lynch’s capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President — Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano is a Director and a member of each Fund’s Audit Committee, Governance and Nominating Committee and Performance Oversight Committee. Mr. Castellano’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Mr. Castellano’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Audit Committee, Governance and Nominating Committee and Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Frank J. Fabozzi *	Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award given by the CFA Institute. The Boards benefit from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a Professor of Finance at EDHEC Business School, as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrate his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Dr. Fabozzi’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Performance Oversight Committee and as a member of the Governance and Nominating Committee and Leverage Committee.

Kathleen F. Feldstein	Dr. Feldstein, who served as President of Economics Studies, Inc., an economic consulting firm, benefits the Boards by providing business leadership and experience and knowledge of economics. The Boards benefit from Dr. Feldstein’s experience as a director/trustee of publicly traded and private companies, including financial services, technology and telecommunications companies. Dr. Feldstein’s long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. In addition, Dr. Feldstein’s independence from the Funds and the Funds’ investment advisor enhances her service as a member of the Compliance Committee, Governance and Nominating Committee and Performance Oversight Committee.

James T. Flynn *	Mr. Flynn brings to the Boards a broad and diverse knowledge of business and capital markets as a result of his many years of experience in the banking and financial industry. Mr. Flynn’s five years as the Chief Financial Officer of JP Morgan & Co. provide the Boards with experience on financial reporting obligations and oversight of investments. Mr. Flynn’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Flynn’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Mr. Flynn’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Governance and Nominating Committee and Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Jerrold B. Harris	Mr. Harris’s time as President and Chief Executive Officer of VWR Scientific Products Corporation brings to the Boards business leadership and experience and knowledge of the chemicals industry and national and international product distribution. Mr. Harris’s position as a director of BlackRock Kelso Capital Corporation brings to the Boards the benefit of his experience as a director of a business development company governed by the 1940 Act and allows him to provide the Boards with added insight into the management practices of other financial companies. Mr. Harris’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Mr. Harris’s independence from the Funds and the Funds’ investment advisor fosters his role as Chair of the Compliance Committee and as a member of the Governance and Nominating Committee and Performance Oversight Committee.

R. Glenn Hubbard	Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Funds’ governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of KKR Financial Corporation, ADP and Metropolitan Life Insurance Company provides the Boards with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Hubbard’s independence from the Funds and the Funds’ investment advisor enhances his service as the Chair of the Governance and Nominating Committee and a member of the Compliance Committee and Performance Oversight Committee.

W. Carl Kester	The Boards benefit from Dr. Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. In addition, Dr. Kester’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Governance and Nominating Committee, Performance Oversight Committee and the Leverage Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Paul L. Audet	Mr. Audet has a wealth of experience in the investment management industry, including more than 13 years with BlackRock and over 30 years in finance and asset management. He also has expertise in finance, as demonstrated by his positions as Chief Financial Officer of BlackRock and head of BlackRock’s Global Cash Management business. Mr. Audet currently is a member of BlackRock’s Global Operating and Corporate Risk Management Committees, the BlackRock Alternative Investors Executive Committee and the Investment Committee for the Private Equity Fund of Funds. Prior to joining BlackRock, Mr. Audet was the Senior Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the investment management and mutual fund processing businesses and head of PNC’s Mergers & Acquisitions Unit. Mr. Audet is a member of the Executive Committee.

Henry Gabbay	The Boards benefit from Dr. Gabbay’s many years of experience in administration, finance and financial services operations. Dr. Gabbay’s experience as a Managing Director of BlackRock, Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Board with insight into investment company operational, financial and investment matters. Dr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the Closed-End Complex provide the Boards with direct knowledge of the operations of the Funds and their investment advisor. Dr. Gabbay’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Gabbay serves as a member of the Leverage Committee.

*	Class II Board Member.

Board Leadership Structure and Oversight

The Boards consist of eleven individuals, nine of whom are Independent Board Members. The registered investment companies advised by the Advisor are composed of the BlackRock Closed-End Complex, two complexes of open-end funds and one complex of exchange-traded funds. The Funds are included in the BlackRock Closed-End Complex. The Board Members also oversee the operations of other closed-end registered investment companies included in the BlackRock Closed-End Complex as directors or trustees.

The Boards have overall responsibility for the oversight of the Funds. The Chair of the Boards and the Chief Executive Officer are two different people. Not only is the Chair of the Boards an Independent Board Member, but also the Chair of each Board committee (each, a “Committee”) is an Independent Board Member. The Boards have six standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, a Leverage Committee and an Executive Committee. The Funds do not have a compensation committee because their executive officers, other than the CCO, do not receive any direct compensation from the Funds and the CCO’s compensation is comprehensively reviewed by the Boards. The role of the Chair of the Boards is to preside at all meetings of the Boards and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Boards or Committees may also perform such other functions as may be delegated by the Boards or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Funds’ management, in executive session or with other service providers to the Funds. The Boards have regular meetings five times a year, including a meeting to consider the approval of the Funds’ investment management agreements, and may hold special meetings if required before their next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Boards and reports its findings to the Boards. The Boards and each standing Committee conduct annual assessments of their oversight function and structure. The Boards have determined that the Boards’ leadership structure is appropriate because it allows the Boards to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Boards to enhance effective oversight.

The Boards decided to separate the roles of Chair and Chief Executive Officer because they believe that an independent Chair:

•	increases the independent oversight of the Funds and enhances the Boards’ objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Funds’ operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between shareholders and the Boards; and

•	provides an independent spokesman for the Funds.

The Boards have engaged the Advisor to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing the Advisor, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, each Fund’s charter, and each Fund’s investment objective(s) and strategies. The Boards review, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Boards also conduct reviews of the Advisor and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of the Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of the Boards’ general oversight of the Funds and is addressed as part of various Board and Committee activities. The Boards, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firm for the Funds, the Advisor, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The Boards have appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports regularly to the Boards regarding compliance matters for the Funds and their service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation. Information relating to compensation paid to the Board Members for each Fund’s most recent fiscal year is set forth in Appendix B.

Equity Securities Owned by Board Members and Board Nominees. Information relating to the amount of equity securities owned by Board Members/Nominees in the Funds that they are nominated to oversee, as well as certain other funds in the Closed-End Complex, as of April 30, 2012 is set forth in Appendix C.

Attendance of Board Members at Annual Shareholders’ Meetings. It is the policy of all the Funds to encourage Board Members to attend the annual shareholders’ meeting. All of the Board Members of each Fund, except one Board Member, attended last year’s annual shareholders’ meeting.

Board Meetings. During the calendar year 2011, the Board of each Fund met seven times. Information relating to the number of times that the Boards met during each Fund’s most recent fiscal year is set forth in Appendix D. No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each committee of each Board on which the Board Member served during each Fund’s most recently completed fiscal year.

Standing Committees of the Boards. Information relating to the various standing committees of the Boards is set forth in Appendix E.

Compliance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”). Section 16(a) of the Exchange Act requires the Funds’ Board Members (including in some cases former board members for a period of up to 6 months), executive officers, persons who own more than ten percent of a registered class of a Fund’s equity securities, BlackRock Advisors and certain officers of BlackRock Advisors, to file reports on holdings of, and transactions in, Fund shares with the Securities and Exchange Commission (“SEC”) and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Funds and representations from these reporting persons, each Fund believes that its Board Members, executive officers, ten percent holders, BlackRock Advisors and certain officers of BlackRock Advisors met all such applicable SEC filing requirements, except for one inadvertent late filing by Mr. Richard Davis (a former board member) due to an administrative error on the part of a service provider to the Funds and no fault of Mr. Davis whatsoever, with regard to one transaction for each of BlackRock Energy and Resources Trust, BlackRock Ecosolutions Investment Trust, BlackRock International Growth & Income and BlackRock Global Opportunities Equity Trust that took place after he had already ceased to be a board member.

Executive Officers of the Funds. Information about the executive officers of each Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix F.

Your Board recommends that you vote “FOR” the election of each Board Nominee to the Board of your Fund(s).

Settlement of Shareholder Solicitation. On June 15, 2011, 14 BlackRock closed-end registered investment companies listed on Appendix I (the “Settlement Funds”) and certain other BlackRock closed-end registered investment companies, including the Funds, entered into an agreement (the “Agreement”) with Karpus Management, Inc. (“Karpus”), Special Opportunities Fund, Inc. (“SOF”) and Opportunity Partners, L.P. (“Opportunity Partners” and, together with SOF, the “Bulldog/Brooklyn Funds”). As it pertains to the Funds, Karpus and the Bulldog/Brooklyn Funds agreed to abide by certain “standstill restrictions,” including refraining from bringing lawsuits against the Funds or engaging in any proxy contest against the Funds, through the Funds’ 2012 annual meetings of shareholders. The parties also agreed to a mutual non-disparagement provision through the Funds’ and Settlement Funds’ 2012 annual meetings of shareholders. Among other things, Karpus and the Bulldog/Brooklyn Funds also agreed to dismiss a lawsuit previously brought by them that challenged the adoption of By-Law amendments by the boards of directors/trustees of certain of the Settlement Funds, which amendments are substantially similar to amendments also adopted by all of the Funds. Karpus and the Bulldog/Brooklyn Funds also agreed to withdraw their purported nominees for election as a director/trustee of the Settlement Funds at the 2011 annual meeting of shareholders and to abide by similar “standstill restrictions” with respect to the Settlement Funds until after their 2014 annual meetings of shareholders. The Boards of the Funds believe that the Agreement is in the best interests of the Funds and their shareholders.

In addition, each of the Settlement Funds agreed that, if all of the outstanding AMPS of such Settlement Fund were not redeemed or called for redemption two weeks prior to the date such Settlement Fund mails its proxy materials to shareholders in connection with the Settlement Fund’s 2012 annual meeting of shareholders (each, a “2012 Annual Meeting”), Karpus or the Bulldog/Brooklyn Funds, as applicable (based on the party who submitted the nomination notice), would be entitled to designate an individual (the “Designee”) to be nominated as a director/trustee elected by the preferred shareholders of such Settlement Fund, to serve on the board of directors/trustees of such Settlement Fund, and such Settlement Fund will include the Designee in the Settlement Fund’s proxy materials, and such Settlement Fund’s board of directors/trustees will recommend that the Designee be elected, in connection with its 2012 Annual Meeting if the Designee is reasonably acceptable to the board of directors/trustees of the Settlement Fund and agrees to resign from the board of directors/trustees at such time as all of the AMPS of the Settlement Fund are redeemed. The Settlement Funds were and are under no obligation to redeem any of the AMPS and no redemption of AMPS will be made unless the board of directors/trustees of the Settlement Fund determines that such redemption is in the best interests of all of its shareholders.

On May 29, 2012, two Settlement Funds BJZ and BPK, entered into an agreement with the Bulldog/Brooklyn Funds to amend their Agreement so that the provisions described above relating to BJZ’s and BPK’s 2012 Annual Meeting were extended to BJZ’s and BPK’s 2013 annual meeting of shareholders.

As of the date of this Proxy Statement, 12 of the Settlement Funds have redeemed, called for redemption, or publicly announced the anticipated redemption of all of their previously outstanding AMPS.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at each meeting. For BKN, BKT, BNA, and MUA, RNJ and RNY, the holders of 1/3 of the shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter. For the remainder of the Funds, the holders of a majority of the shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter. The affirmative vote of a plurality of the votes cast with respect to a Board Nominee at a meeting at which a quorum is present is necessary to elect each of the respective Board Nominees under Proposal 1 for each respective Fund. Because each Fund requires a plurality of votes to elect each of the Board Nominees, withhold votes and broker non-votes, if any, will not have an effect on the outcome of Proposal 1.

Votes cast by proxy or in person at each meeting will be tabulated by the inspectors of election appointed for that meeting. The inspectors of election will determine whether or not a quorum is present at the meeting. The inspectors of election will treat withhold votes and “broker non-votes,” if any, as present for purposes of determining a quorum. Broker non-votes occur when shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote, (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter and (c) the shares are present at the meeting. Preferred Shares of any Fund held in “street name” may be counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the applicable meeting or, if adjourned, one business day before the day to which the meeting is adjourned.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a signed and dated proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Board Nominees in Proposal 1.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the meeting. The Funds understand that, under the rules of the New York Stock Exchange and NYSE Amex, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 1 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, of each Fund have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Funds.

A representative of D&T is expected to be present at the meeting. The representative of D&T will have the opportunity to make a statement at the meeting if he desires to do so and is expected to be available to respond to appropriate questions.

Each Audit Committee has discussed the matters required by the Statement on Auditing Standards No. 114, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

Each Audit Committee has received from D&T the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed D&T’s independence with D&T, and has considered the compatibility of non-audit services with the independence of the independent registered public accounting firm.

Each Audit Committee also reviews and discusses the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s Annual Report to Shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any Fund during its most recently completed fiscal year. Following each Audit Committee’s review and discussion of the Fund’s independent registered public accounting firm, pursuant to authority delegated by its respective Board, each Audit Committee approved the respective Fund’s audited financial statements for the Fund’s most recently completed fiscal year (each Fund’s fiscal year end is set forth in Appendix G) for inclusion in each Fund’s Annual Report to Shareholders.

Appendix G sets forth for each Fund the fees billed by that Fund’s independent registered public accounting firm for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Fund. The fee information in Appendix G is presented under the following captions:

(a)    Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b)    Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

(c)    Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

(d)    All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Each Audit Committee is required to approve all audit engagement fees and terms for its Fund. Each Audit Committee also is required to consider and act upon (i) the provision by the Fund’s independent accountant of any non-audit services to the Fund, and (ii) the provision by the Fund’s independent accountant of non-audit services to BlackRock and any entity controlling, controlled by or under common control with BlackRock that provides ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix G to this Proxy Statement for information about the fees paid by the Funds, their investment advisers, and Affiliated Service Providers to each Fund’s independent registered public accounting firm.

The Audit Committee of each Fund complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to a Fund and those non-audit services provided to a Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of a Fund. Each Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, the Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm. Each service approved subject to general pre-approval is presented to each Audit Committee for ratification at the next regularly scheduled in-person board meeting.

For each Fund’s two most recently completed fiscal years, there were no services rendered by D&T to the Funds for which the general pre-approval requirement was waived.

Each Audit Committee has considered the provision of non-audit services that were rendered by D&T to the Fund’s Affiliated Service Providers that were not pre-approved (and did not require pre-approval) in connection with determining such auditor’s independence. All services provided by D&T to each Fund and each Fund’s Affiliated Service Provider that required pre-approval were pre-approved during the Fund’s most recently completed fiscal year.

The Audit Committee of each Fund consists of the following Board Members:

Karen P. Robards (Chair);

Michael J. Castellano;

Frank J. Fabozzi;

James T. Flynn; and

W. Carl Kester.

ADDITIONAL INFORMATION

5% Beneficial Share Ownership

As of May 24, 2012, to the best of the Funds’ knowledge, the persons listed in Appendix H beneficially owned more than 5% of the outstanding shares of the class of the Funds indicated.

Submission of Shareholder Proposals

A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the offices of the Fund, Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

If a shareholder intends to present a proposal at the 2013 annual meeting of a Fund’s shareholders and desires to have the proposal included in such Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the appropriate Fund by Monday, February 11, 2013. In the event a Fund moves the date of its 2013 annual meeting by more than 30 days from the anniversary of its 2012 annual meeting, under current rules, shareholder submissions of proposals for inclusion in such Fund’s proxy statement and proxy card for the 2013 meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund a reasonable time before the Fund begins to print and send its proxy materials.

Shareholders who do not wish to submit a proposal for inclusion in a Fund’s proxy statement and form of proxy for the 2013 annual meeting in accordance with Rule 14a-8 may submit a proposal for consideration at the 2013 annual meeting in accordance with the By-laws of the Fund. The By-laws for all of the Funds require that advance notice be given to the Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination must be in writing, comply with the requirements of the By-laws and be received by the Fund between Wednesday, February 27, 2013 and Friday, March 29, 2013. In order for proposals of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received at the Fund’s principal executive offices by Monday, February 11, 2013. In the event a Fund moves the date of its 2013 annual meeting by more than 25 days from the anniversary of its 2012 annual meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2013 annual meeting in accordance with the advance notice provisions of the By-laws of a Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for next year’s annual meeting may confer discretionary authority to the Board to vote on such proposals. Copies of the By-laws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Each Fund will also furnish, without charge, a copy of its By-laws to a shareholder upon request. Such requests should be directed to the appropriate Fund at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-441-7762. For further information, please see Appendix E — Standing Committees — Governance and Nominating Committee.

For all Funds, written proposals (including nominations) and notices should be sent to the Secretary of the Fund, 40 East 52nd Street, New York, NY 10022.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of the Secretary, 40 East 52nd Street, New York, NY 10022. Shareholders may communicate with the Boards electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer (“CCO”), 100 Bellevue Parkway, Wilmington, DE 19809. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to one or more specific Funds.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of BlackRock Advisors, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. The Funds and BlackRock have retained Georgeson Inc. (“Georgeson”), 199 Water Street, 26th Floor, New York, New York, 10038, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, NY 11717, will assist the Funds in the distribution of proxy materials. It is anticipated that Georgeson and Broadridge will be paid approximately $116,000 and $704,000, respectively, for such services (including reimbursements of out-of-pocket expenses). Georgeson may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

If You Plan to Attend the Annual Meeting

Attendance at the annual meeting will be limited to Funds’ shareholders as of the Record Date. Each shareholder will be asked to present valid photographic identification, such as a driver’s license or passport. Shareholders holding shares in brokerage accounts or by a bank or other nominee will be required to show satisfactory proof of ownership of shares in a Fund, such as a voting instruction form (or a copy thereof) or a letter from the shareholder’s bank, broker or other custodian or a brokerage statement or account statement reflecting share ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the annual meeting.

If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting. If you hold your Common or Preferred Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting, unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Privacy Principles of the Funds

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information we receive from your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) information we receive from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory inquiries or service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

BlackRock may share information with its affiliates to service a Client’s account or to provide Clients with information about other BlackRock products or services that may be of interest to them. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of the best interests of the Fund.

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the shareholder meeting. For each Delaware Trust, a list of shareholders of record as of the Record Date will be available at the offices of the Funds, 1 University Square Drive, Princeton, NJ 08540, for inspection by such Fund’s shareholders during regular business hours beginning ten days prior to the date of the meeting.

Failure of a quorum to be present at any meeting may necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of any meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the meeting to be adjourned. Any adjourned meeting or meetings may be held without the necessity of another notice. The persons named in the enclosed proxy will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s shareholders. For purposes of determining the presence of a quorum, withhold votes and broker non-votes, if any, will be treated as shares that are present at the meeting.

Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it (them) in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

June 11, 2012

Appendix A – Fund Information

The following table lists, with respect to each Fund, the total number of shares outstanding and the managed assets of the Fund on May 31, 2012, the record date for voting at the meeting. All Funds have a policy to encourage Board Members to attend the annual meeting.

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total AMPS Shares	Total VRDP Shares	Total VMTP Shares	Managed Assets ($) (‘000s)*
BAF	BlackRock Municipal Income Investment Quality Trust †	Delaware Statutory Trust	8,746,166	N/A	N/A	422	215,639

BBF	BlackRock Municipal Income Investment Trust †	Delaware Statutory Trust	6,699,682	N/A	342	N/A	169,625

BBK	BlackRock Municipal Bond Trust †	Delaware Statutory Trust	10,489,995	N/A	N/A	799	265,539

BBN	BlackRock Build America Bond Trust	Delaware Statutory Trust	57,103,349	N/A	N/A	N/A	1,936,070

BCF	BlackRock Real Asset Equity Trust	Delaware Statutory Trust	57,173,280	N/A	N/A	N/A	596,396

BCX	BlackRock Resources & Commodities Strategy Trust	Delaware Statutory Trust	46,575,310	N/A	N/A	N/A	660,966

BDJ	BlackRock Enhanced Equity Dividend Trust	Delaware Statutory Trust	179,482,756	N/A	N/A	N/A	1,446,820

BFK	BlackRock Municipal Income Trust †	Delaware Statutory Trust	44,647,173	N/A	N/A	2,708	1,085,285

BFO	BlackRock Florida Municipal 2020 Term Trust †	Delaware Statutory Trust	5,562,128	1,716	N/A	N/A	132,300

BFY	BlackRock New York Municipal Income Trust II †	Delaware Statutory Trust	4,980,408	N/A	444	N/A	129,804

BFZ	BlackRock California Municipal Income Trust †	Delaware Statutory Trust	31,832,281	N/A	N/A	1,713	842,856

BGR	BlackRock Energy and Resources Trust	Delaware Statutory Trust	29,766,217	N/A	N/A	N/A	707,187

BGT	BlackRock Floating Rate Income Trust	Delaware Statutory Trust	23,626,055	N/A	N/A	N/A	459,828

BGY	BlackRock International Growth and Income Trust	Delaware Statutory Trust	109,989,277	N/A	N/A	N/A	848,719

BHD	BlackRock Strategic Bond Trust	Delaware Statutory Trust	7,059,712	N/A	N/A	N/A	120,095

BHK	BlackRock Core Bond Trust	Delaware Statutory Trust	27,023,027	N/A	N/A	N/A	562,245

BHL	BlackRock Defined Opportunity Credit Trust	Delaware Statutory Trust	9,027,106	N/A	N/A	N/A	168,494

BHV	BlackRock Virginia Municipal Bond Trust †	Delaware Statutory Trust	1,580,088	467	N/A	N/A	41,761

BHY	BlackRock High Yield Trust	Delaware Statutory Trust	6,428,933	N/A	N/A	N/A	62,899

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total AMPS Shares	Total VRDP Shares	Total VMTP Shares	Managed Assets ($) (‘000s)*
BIE	BlackRock Municipal Bond Investment Trust †	Delaware Statutory Trust	3,337,417	N/A	178	N/A	90,098

BJZ	BlackRock California Municipal 2018 Term Trust †	Delaware Statutory Trust	6,433,028	2,221	N/A	N/A	156,813

BKK	BlackRock Municipal 2020 Term Trust †	Delaware Statutory Trust	20,236,628	6,954	N/A	N/A	511,295

BKN	BlackRock Investment Quality Municipal Trust, Inc. †	Maryland Corporation	17,118,683	N/A	N/A	1,259	412,790

BKT	BlackRock Income Trust, Inc.	Maryland Corporation	63,942,535	N/A	N/A	N/A	681,117

BLE	BlackRock Municipal Income Trust II †	Delaware Statutory Trust	23,390,021	N/A	N/A	1,513	602,627

BLH	BlackRock New York Municipal 2018 Term Trust †	Delaware Statutory Trust	3,633,028	1,256	N/A	N/A	88,863

BLJ	BlackRock New Jersey Municipal Bond Trust †	Delaware Statutory Trust	2,321,722	751	N/A	N/A	60,609

BLW	BlackRock Limited Duration Income Trust	Delaware Statutory Trust	36,939,283	N/A	N/A	N/A	884,622

BME	BlackRock Health Sciences Trust	Delaware Statutory Trust	7,695,792	N/A	N/A	N/A	205,678

BNA	BlackRock Income Opportunity Trust, Inc.	Maryland Corporation	34,456,370	N/A	N/A	N/A	565,640

BNJ	BlackRock New Jersey Municipal Income Trust †	Delaware Statutory Trust	7,635,776	N/A	N/A	591	190,859

BNY	BlackRock New York Municipal Income Trust †	Delaware Statutory Trust	12,870,348	N/A	N/A	945	322,719

BOE	BlackRock Global Opportunities Equity Trust	Delaware Statutory Trust	69,483,161	N/A	N/A	N/A	980,168

BPK	BlackRock Municipal 2018 Term Trust †	Delaware Statutory Trust	15,908,028	5,354	N/A	N/A	393,484

BPP	BlackRock Credit Allocation Income Trust III	Delaware Statutory Trust	18,467,785	N/A	N/A	N/A	320,576

BPS	The BlackRock Pennsylvania Strategic Municipal Trust †	Delaware Statutory Trust	2,029,002	653	N/A	N/A	53,115

BQH	BlackRock New York Municipal Bond Trust †	Delaware Statutory Trust	2,789,045	N/A	221	N/A	73,687

BQR	BlackRock EcoSolutions Investment Trust	Delaware Statutory Trust	12,564,457	N/A	N/A	N/A	109,614

BQY	BlackRock S&P Quality Rankings Global Equity Managed Trust	Delaware Statutory Trust	6,033,028	N/A	N/A	N/A	76,562

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total AMPS Shares	Total VRDP Shares	Total VMTP Shares	Managed Assets ($) (‘000s)*
BSD	The BlackRock Strategic Municipal Trust †	Delaware Statutory Trust	7,299,515	N/A	N/A	429	175,366

BSE	BlackRock New York Municipal Income Quality Trust †	Delaware Statutory Trust	6,498,235	N/A	405	N/A	160,124

BTA	BlackRock Long-Term Municipal Advantage Trust	Delaware Statutory Trust	13,397,663	N/A	N/A	N/A	262,614

BTZ	BlackRock Credit Allocation Income Trust IV	Delaware Statutory Trust	51,828,156	N/A	N/A	N/A	1,050,792

BUI	BlackRock Utility & Infrastructure Trust	Delaware Statutory Trust	16,906,964	N/A	N/A	N/A	323,745

BYM	BlackRock Municipal Income Quality Trust †	Delaware Statutory Trust	26,363,592	N/A	N/A	1,372	654,940

BZM	BlackRock Maryland Municipal Bond Trust †	Delaware Statutory Trust	2,070,857	640	N/A	N/A	50,272

HIS	BlackRock High Income Shares	Massachusetts Business Trust	54,707,618	N/A	N/A	N/A	161,211

MUA	BlackRock MuniAssets Fund, Inc.	Maryland Corporation	35,741,923	N/A	N/A	N/A	549,612

RNJ	BlackRock New Jersey Investment Quality Municipal Trust, Inc. †	Maryland Corporation	1,017,788	276	N/A	N/A	22,150

RNY	BlackRock New York Investment Quality Municipal Trust, Inc. †	Maryland Corporation	1,315,761	389	N/A	N/A	32,067

†	Denotes a Preferred Fund.
*	“Managed Assets” means the total assets of the Fund minus its accrued liabilities (other than aggregate indebtedness constituting financial leverage).

Appendix B – Compensation of the Board Members

Each Board Member who is not an “interested person” (as defined in the 1940 Act) (the “Independent Board Members”), is paid an annual retainer of $250,000 per year for his or her services as a Board Member of all BlackRock-advised closed-end funds (the “Closed-End Complex”) that are overseen by the respective director/trustee, and each Board Member may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice-Chair of the Board are paid an additional annual retainer of $120,000 and $40,000, respectively. The Chairs of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid an additional annual retainer of $35,000, $20,000, $10,000 and $20,000, respectively. Each Audit Committee and Leverage Committee member is paid an additional annual retainer of $25,000 for his or her service on such committee. For the year ended December 31, 2011, the Closed-End Complex reimbursed Independent Board Member expenses in an aggregate amount of $46,446. Each Fund shall pay a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the Closed-End Complex.

Dr. Gabbay is an interested person of the Funds and serves as an interested Board Member of three groups of BlackRock-advised funds — the Closed-End Complex and two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”; each such complex, a “BlackRock Fund Complex”). Dr. Gabbay receives for his services as a Board Member of such BlackRock Fund Complexes (i) an annual retainer of $531,250 allocated to the funds in these three BlackRock Fund Complexes, including the Funds, based on their relative net assets and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Dr. Gabbay is also reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Dr. Gabbay’s compensation for serving on the boards of the funds in these BlackRock Fund Complexes (including the Funds) is equal to 75% of each Board Member retainer and, as applicable, of each Board meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Board Members serving on such boards, as well as the full Leverage Committee member retainer. The Boards of the Funds or of any other fund in a BlackRock Fund Complex may modify the Board Members’ compensation from time to time depending on market conditions and Dr. Gabbay’s compensation would be impacted by those modifications.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the Closed-End Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Board Member and Dr. Gabbay by each Fund during its most recently completed fiscal year and by the Closed-End Complex for the most recently completed calendar year. Mr. Audet serves without compensation from the Funds because of his affiliation with BlackRock, Inc. and the BlackRock Advisors.

Fund	Fund’s Fiscal Year End(1)	Richard E. Cavanagh (2)(12)	Frank J. Fabozzi (3)(12)	Kathleen F. Feldstein (4)	R. Glenn Hubbard (5)(10)	James T. Flynn (6)	Jerold B. Harris (7)	W. Carl Kester (8)(12)	Karen P. Robards (9)(12)	Henry Gabbay (10)(12)	Michael J. Castellano (11)	Fund Total
BAF	31-Aug	$1,874	$1,557	$1,085	$1,098	$1,162	$1,221	$1,473	$1,899	$1,107	$464	$12,940

BBF	31-Jul	$1,373	$1,141	$801	$804	$851	$889	$1,079	$1,392	$800	$266	$9,395

BBK	31-Aug	$2,249	$1,869	$1,302	$1,317	$1,393	$1,465	$1,768	$2,280	$1,332	$555	$15,531

BBN	31-Jul	$11,917	$9,677	$7,639	$7,764	$8,212	$8,757	$9,080	$12,187	$7,903	$3,258	$86,393

BCF	31-Oct	$10,704	$8,616	$7,041	$7,239	$7,657	$7,839	$8,059	$10,550	$5,523	$4,478	$77,707

BCX (13)	31-Oct	$3,368	$2,685	$2,276	$2,367	$2,503	$2,458	$2,503	$3,186	$3,438	$4,479	$29,264

BDJ (14)	31-Oct	$7,878	$6,346	$5,172	$5,312	$5,619	$5,772	$5,938	$7,789	$4,236	$3,264	$57,325

BFK	30-Apr	$8,514	$7,016	$4,994	$5,194	$5,494	$5,394	$6,616	$8,114	$5,231	$5,469	$62,036

BFO	31-Jul	$1,244	$1,032	$729	$733	$775	$808	$976	$1,258	$728	$250	$8,533

BFY	31-Aug	$1,087	$903	$630	$638	$674	$708	$854	$1,101	$639	$269	$7,503

BFZ	31-Jul	$6,717	$5,582	$3,916	$3,935	$4,162	$4,347	$5,279	$6,808	$3,918	$1,300	$45,964

BGR	31-Oct	$11,489	$9,243	$7,568	$7,786	$8,235	$8,413	$8,644	$11,299	$6,116	$4,963	$83,757

BGT	31-Oct	$5,020	$4,143	$2,961	$3,041	$3,216	$3,306	$3,909	$4,971	$2,950	$1,868	$35,383

BGY	31-Oct	$14,759	$11,892	$9,681	$9,940	$10,514	$10,813	$11,127	$14,608	$7,550	$5,984	$106,868

BHD	31-Aug	$1,332	$1,078	$867	$878	$929	$972	$1,011	$1,346	$713	$387	$9,512

BHK	31-Aug	$5,019	$4,066	$3,261	$3,302	$3,493	$3,663	$3,812	$5,084	$2,711	$1,416	$35,827

BHL	31-Aug	$1,711	$1,385	$1,114	$1,130	$1,195	$1,248	$1,298	$1,727	$918	$500	$12,225

BHV	31-Aug	$361	$300	$209	$212	$224	$235	$283	$365	$193	$90	$2,472

BHY	31-Aug	$613	$496	$399	$405	$428	$447	$465	$619	$329	$180	$4,382

BIE	31-Aug	$729	$606	$422	$427	$451	$474	$573	$739	$430	$179	$5,030

BJZ	31-Dec	$1,369	$1,124	$819	$852	$901	$885	$1,058	$1,304	$863	$673	$9,848

BKK	30-Apr	$4,504	$3,710	$2,646	$2,752	$2,911	$2,858	$3,498	$4,292	$2,738	$2,898	$32,809

BKN	30-Apr	$3,424	$2,822	$2,008	$2,088	$2,208	$2,168	$2,662	$3,264	$2,111	$2,199	$24,954

BKT	31-Aug	$6,740	$5,458	$4,387	$4,447	$4,703	$4,918	$5,116	$6,811	$3,683	$1,940	$48,203

BLE	31-Aug	$4,856	$4,034	$2,815	$2,849	$3,013	$3,165	$3,815	$4,919	$2,871	$1,204	$33,541

BLH	31-Dec	$800	$656	$480	$499	$528	$519	$618	$762	$497	$392	$5,752

BLJ	31-Aug	$502	$417	$291	$294	$311	$327	$395	$509	$296	$124	$3,467

BLW	31-Aug	$8,631	$6,988	$5,619	$5,696	$6,025	$6,299	$6,550	$8,718	$4,628	$2,513	$61,667

BME	31-Oct	$2,792	$2,249	$1,833	$1,883	$1,992	$2,045	$2,104	$2,759	$1,515	$1,179	$20,351

BNA	31-Aug	$4,987	$4,041	$3,241	$3,282	$3,471	$3,640	$3,788	$5,053	$2,697	$1,407	$35,606

BNJ	31-Jul	$1,623	$1,348	$948	$953	$1,008	$1,052	$1,275	$1,644	$946	$318	$11,116

BNY	31-Jul	$2,703	$2,245	$1,580	$1,589	$1,680	$1,753	$2,122	$2,737	$1,572	$529	$18,510

BOE	31-Oct	$16,783	$13,521	$11,012	$11,309	$11,962	$12,296	$12,651	$16,603	$8,663	$6,838	$121,637

BPK	31-Dec	$3,437	$2,820	$2,057	$2,139	$2,262	$2,221	$2,655	$3,272	$2,160	$1,689	$24,711

BPP	31-Oct	$3,334	$2,753	$1,961	$2,013	$2,129	$2,191	$2,598	$3,305	$1,966	$1,232	$23,482

BPS	30-Apr	$410	$338	$241	$250	$265	$260	$319	$391	$251	$264	$2,988

Fund	Fund’s Fiscal Year End(1)	Richard E. Cavanagh (2)(12)	Frank J. Fabozzi (3)(12)	Kathleen F. Feldstein (4)	R. Glenn Hubbard (5)(10)	James T. Flynn (6)	Jerold B. Harris (7)	W. Carl Kester (8)(12)	Karen P. Robards (9)(12)	Henry Gabbay (10)(12)	Michael J. Castellano (11)	Fund Total

BQH	31-Aug	$624	$519	$362	$367	$388	$407	$491	$633	$367	$155	$4,311

BQR	31-Oct	$1,717	$1,383	$1,127	$1,158	$1,225	$1,258	$1,294	$1,696	$897	$708	$12,463

BQY	31-Oct	$1,149	$925	$754	$775	$819	$841	$865	$1,135	$614	$478	$8,356

BSD	30-Apr	$1,387	$1,143	$814	$846	$895	$879	$1,078	$1,322	$850	$891	$10,104

BSE	31-Aug	$1,376	$1,143	$797	$807	$853	$896	$1,081	$1,394	$810	$340	$9,497

BTA	30-Apr	$1,883	$1,501	$1,272	$1,323	$1,399	$1,374	$1,399	$1,781	$1,022	$1,393	$14,347

BTZ	31-Oct	$10,851	$8,964	$6,372	$6,541	$6,918	$7,124	$8,461	$10,762	$6,377	$3,989	$76,359

BUI (15)	31-Oct	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

BYM	31-Aug	$5,463	$4,540	$3,164	$3,201	$3,385	$3,558	$4,294	$5,538	$3,229	$1,348	$37,720

BZM	31-Aug	$454	$377	$264	$267	$282	$296	$357	$460	$266	$113	$3,136

HIS	31-Aug	$1,684	$1,364	$1,096	$1,112	$1,176	$1,229	$1,278	$1,701	$900	$493	$12,033

MUA (16)	30-Apr	$5,673	$4,523	$3,833	$3,987	$4,217	$4,140	$4,217	$5,366	$3,044	$4,197	$43,196

RNJ	31-Jul	$190	$157	$111	$111	$118	$123	$149	$192	$111	$37	$1,298

RNY	31-Jul	$276	$229	$161	$162	$171	$179	$217	$279	$160	$54	$1,887

Total Compensation from Closed-End Complex (17)		$395,000	$320,000	$250,000	$260,000	$275,000	$270,000	$300,000	$375,000	$212,500	$196,429

Number of RICs in Closed-End Complex Overseen by Board Member		95	95	95	95	95	95	95	95	95	95

(1)	Information is for the Fund’s most recent fiscal year.
(2)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $477,558 as of 12/31/11.
(3)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $440,478 as of 12/31/11.
(4)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $473,276 as of 12/31/11.
(5)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $689,091 as of 12/31/11.
(6)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $668,240 as of 12/31/11.
(7)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $617,214 as of 12/31/11.
(8)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $364,495 as of 12/31/11.
(9)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $347,148 as of 12/31/11.
(10)	As of December 31, 2011 the Board Member did not participate in the deferred compensation plan.
(11)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $40,702 as of 12/31/11.
(12)	Each Leverage Committee member was paid a retainer of $25,000 for the year ended December 31, 2011.
(13)	Fund commenced operations on March 28, 2011 and has not completed a full fiscal year yet.
(14)	Includes fees paid by BlackRock Equity Dividend Trust (BDV) and BlackRock Strategic Equity Dividend Trust (BDT) which merged into BlackRock Enhanced Equity Dividend Trust (BDJ) on February 27, 2012.
(15)	Fund commenced operations on November 22, 2011 and has not completed a fiscal year yet.
(16)	Includes fees paid by BlackRock Apex Municipal Fund, Inc. (APX) which merged into BlackRock MuniAssets Fund, Inc. (MUA).
(17)	Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2011. Of this amount, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Mr. Flynn, Mr. Harris, Dr. Kester, Ms. Robards and Mr. Castellano deferred $37,000, $29,500, $75,000, $137,500, $135,000, $75,000, $70,000 and $41,250.

Appendix C – Equity Securities Owned by Board Members and Board Nominees

The following table shows the amount of equity securities owned by the Board Members and Board Nominees in the Funds that they are nominated to oversee as of April 30, 2012, except as otherwise indicated. No Board Member nor Board Nominee owns Preferred Shares.

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
Interested Board Members and/or Nominees:

Paul L. Audet	BlackRock Municipal Income Investment Quality Trust	6,500	Over $100,000	Over $100,000	N/A	N/A	Over $100,000

Henry Gabbay	BlackRock Core Bond Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Credit Allocation Income Trust III	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Credit Allocation Income Trust IV	1,000	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Defined Opportunity Credit Trust	1,000	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock EcoSolutions Investment Trust	1,245	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Energy and Resources Trust	625	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Enhanced Equity Dividend Trust	3,663	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Floating Rate Income Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Global Opportunities Equity Trust	1,226	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Health Sciences Trust	650	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock High Income Shares	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock High Yield Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock Income Opportunity Trust, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Income Trust, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock International Growth and Income Trust	900	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Investment Quality Municipal Trust, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Limited Duration Income Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Long-Term Municipal Advantage Trust	1,600	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniAssets Fund, Inc.	974	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal 2018 Term Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal 2020 Term Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Bond Investment Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Bond Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Investment Quality Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Investment Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Quality Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock Municipal Income Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Trust II	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock New York Municipal Bond Trust	700	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock New York Municipal Income Trust	750	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock New York Municipal Income Trust II	1,300	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Real Asset Equity Trust	1,200	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock S&P Quality Rankings Global Equity Managed Trust	1,090	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Strategic Bond Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	The BlackRock Strategic Municipal Trust	900	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

Independent Board Members and/or Nominees:

Richard E. Cavanagh	BlackRock Build America Bond Trust	500	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock California Municipal 2018 Term Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock California Municipal Income Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Core Bond Trust	500	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock Credit Allocation Income Trust III	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Credit Allocation Income Trust IV	200	$1 - $10,000	Over $100,000	5,307	$50,001 - $100,000	Over $100,000

	BlackRock Defined Opportunity Credit Trust	500	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock EcoSolutions Investment Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Energy and Resources Trust	100	$1 - $10,000	Over $100,000	2,370	$50,001 - $100,000	Over $100,000

	BlackRock Enhanced Equity Dividend Trust	368	$1 - $10,000	Over $100,000	6,984	$50,001 - $100,000	Over $100,000

	BlackRock Floating Rate Income Trust	200	$1 - $10,000	Over $100,000	5,336	$50,001 - $100,000	Over $100,000

	BlackRock Florida Municipal 2020 Term Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Global Opportunities Equity Trust	214	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Health Sciences Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock High Income Shares	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock High Yield Trust	200	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Income Opportunity Trust, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Income Trust, Inc.	500	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock International Growth and Income Trust	100	$1 - $10,000	Over $100,000	6,063	$10,001 - $50,000	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock Investment Quality Municipal Trust, Inc.	500	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Limited Duration Income Trust	100	$1 - $10,000	Over $100,000	4,579	$50,001 - $100,000	Over $100,000

	BlackRock Long-Term Municipal Advantage Trust	200	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniAssets Fund, Inc.	172	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal 2018 Term Trust	300	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal 2020 Term Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Bond Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Investment Quality Trust	300	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Investment Trust	300	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Quality Trust	200	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Trust	300	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Trust II	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock New York Investment Quality Municipal Trust, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock New York Municipal 2018 Term Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock New York Municipal Bond Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock New York Municipal Income Quality Trust	200	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock New York Municipal Income Trust	300	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock New York Municipal Income Trust II	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Real Asset Equity Trust	200	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Resources & Commodities Strategy Trust	200	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock S&P Quality Rankings Global Equity Managed Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Strategic Bond Trust	300	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Utility & Infrastructure Trust	500	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	The BlackRock Strategic Municipal Trust	500	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

Michael J. Castellano	BlackRock Build America Bond Trust	1,100	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Core Bond Trust	700	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Credit Allocation Income Trust IV	N/A	None	Over $100,000	850	$10,001 - $50,000	Over $100,000

	BlackRock Energy and Resources Trust	400	$10,001 - $50,000	Over $100,000	402	$10,001 - $50,000	Over $100,000

	BlackRock Enhanced Equity Dividend Trust	1,278	$1 - $10,000	Over $100,000	1,384	$10,001 - $50,000	Over $100,000

	BlackRock Floating Rate Income Trust	N/A	None	Over $100,000	794	$10,001 - $50,000	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock Income Opportunity Trust, Inc.	1,000	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Income Trust, Inc.	1,300	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock International Growth and Income Trust	1,000	$1 - $10,000	Over $100,000	1,313	$10,001 - $50,000	Over $100,000

	BlackRock Limited Duration Income Trust	600	$10,001 - $50,000	Over $100,000	643	$10,001 - $50,000	Over $100,000

	BlackRock S&P Quality Rankings Global Equity Managed Trust	700	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	The BlackRock Strategic Bond Trust	800	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

Frank J. Fabozzi	BlackRock Core Bond Trust	20	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Credit Allocation Income Trust III	100	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Credit Allocation Income Trust IV	100	$1 - $10,000	$50,001 - $100,000	4,883	$50,001 - $100,000	Over $100,000

	BlackRock Defined Opportunity Credit Trust	10	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock EcoSolutions Investment Trust	300	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Energy and Resources Trust	100	$1 - $10,000	$50,001 - $100,000	2,179	$50,001 - $100,000	Over $100,000

	BlackRock Enhanced Equity Dividend Trust	624	$1 - $10,000	$50,001 - $100,000	6,439	$10,001 - $50,000	Over $100,000

	BlackRock Floating Rate Income Trust	100	$1 - $10,000	$50,001 - $100,000	4,868	$50,001 - $100,000	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock Global Opportunities Equity Trust	324	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Health Sciences Trust	100	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock High Income Shares	100	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock High Yield Trust	10	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Income Opportunity Trust, Inc.	10	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Income Trust, Inc.	2,010	$10,001 - $50,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock International Growth and Income Trust	300	$1 - $10,000	$50,001 - $100,000	5,578	$10,001 - $50,000	Over $100,000

	BlackRock Investment Quality Municipal Trust, Inc.	10	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Limited Duration Income Trust	100	$1 - $10,000	$50,001 - $100,000	4,185	$50,001 - $100,000	Over $100,000

	BlackRock Long-Term Municipal Advantage Trust	100	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock MuniAssets Fund, Inc.	17	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal 2018 Term Trust	20	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal 2020 Term Trust	100	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Bond Trust	20	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Quality Trust	10	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Trust	20	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Trust II	10	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Real Asset Equity Trust	100	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock S&P Quality Rankings Global Equity Managed Trust	100	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Strategic Bond Trust	100	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	The BlackRock Pennsylvania Strategic Municipal Trust	100	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	The BlackRock Strategic Municipal Trust	100	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

Kathleen F. Feldstein	BlackRock Core Bond Trust	85	$1 - $10,000	$10,001 - $50,000	N/A	N/A	Over $100,000

	BlackRock Credit Allocation Income Trust III	97	$1 - $10,000	$10,001 - $50,000	N/A	N/A	Over $100,000

	BlackRock Credit Allocation Income Trust IV	173	$1 - $10,000	$10,001 - $50,000	5,579	$50,001 - $100,000	Over $100,000

	BlackRock Defined Opportunity Credit Trust	452	$1 - $10,000	$10,001 - $50,000	N/A	N/A	Over $100,000

	BlackRock EcoSolutions Investment Trust	169	$1 - $10,000	$10,001 - $50,000	N/A	N/A	Over $100,000

	BlackRock Energy and Resources Trust	61	$1 - $10,000	$10,001 - $50,000	2,543	$50,001 - $100,000	Over $100,000

	BlackRock Enhanced Equity Dividend Trust	423	$1 - $10,000	$10,001 - $50,000	7,486	$50,001 - $100,000	Over $100,000

	BlackRock Floating Rate Income Trust	96	$1 - $10,000	$10,001 - $50,000	5,200	$50,001 - $100,000	Over $100,000

	BlackRock Global Opportunities Equity Trust	322	$1 - $10,000	$10,001 - $50,000	N/A	N/A	Over $100,000

	BlackRock Health Sciences Trust	173	$1 - $10,000	$10,001 - $50,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock High Income Shares	202	$1 - $10,000	$10,001 - $50,000	N/A	N/A	Over $100,000

	BlackRock High Yield Trust	93	$1 - $10,000	$10,001 - $50,000	N/A	N/A	Over $100,000

	BlackRock Income Opportunity Trust, Inc.	84	$1 - $10,000	$10,001 - $50,000	N/A	N/A	Over $100,000

	BlackRock Income Trust, Inc.	76	$1 - $10,000	$10,001 - $50,000	N/A	N/A	Over $100,000

	BlackRock International Growth and Income Trust	193	$1 - $10,000	$10,001 - $50,000	6,509	$50,001 - $100,000	Over $100,000

	BlackRock Investment Quality Municipal Trust, Inc.	80	$1 - $10,000	$10,001 - $50,000	N/A	N/A	Over $100,000

	BlackRock Limited Duration Income Trust	89	$1 - $10,000	$10,001 - $50,000	4,403	$50,001 - $100,000	Over $100,000

	BlackRock Long-Term Municipal Advantage Trust	140	$1 - $10,000	$10,001 - $50,000	N/A	N/A	Over $100,000

	BlackRock Municipal 2018 Term Trust	76	$1 - $10,000	$10,001 - $50,000	N/A	N/A	Over $100,000

	BlackRock Municipal 2020 Term Trust	73	$1 - $10,000	$10,001 - $50,000	N/A	N/A	Over $100,000

	BlackRock Municipal Bond Trust	82	$1 - $10,000	$10,001 - $50,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Quality Trust	76	$1 - $10,000	$10,001 - $50,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Trust	81	$1 - $10,000	$10,001 - $50,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Trust II	80	$1 - $10,000	$10,001 - $50,000	N/A	N/A	Over $100,000

	BlackRock Real Asset Equity Trust	162	$1 - $10,000	$10,001 - $50,000	N/A	N/A	Over $100,000

	BlackRock S&P Quality Rankings Global Equity Managed Trust	83	$1 - $10,000	$10,001 - $50,000	N/A	N/A	Over $100,000

	BlackRock Strategic Bond Trust	90	$1 - $10,000	$10,001 - $50,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	The BlackRock Strategic Municipal Trust	80	$1 - $10,000	$10,001 - $50,000	N/A	N/A	Over $100,000

James T. Flynn	BlackRock Credit Allocation Income Trust IV	N/A	None	Over $100,000	8,101	Over $100,000	Over $100,000

	BlackRock Energy and Resources Trust	N/A	None	Over $100,000	3,703	$50,001 - $100,000	Over $100,000

	BlackRock Enhanced Equity Dividend Trust	14,113	Over $100,000	Over $100,000	11,080	$50,001 - $100,000	Over $100,000

	BlackRock Floating Rate Income Trust	N/A	None	Over $100,000	7,356	Over $100,000	Over $100,000

	BlackRock Global Opportunities Equity Trust	5,000	$50,001 - $100,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock International Growth and Income Trust	9,000	$50,001 - $100,000	Over $100,000	9,560	$50,001 - $100,000	Over $100,000

	BlackRock Limited Duration Income Trust	N/A	None	Over $100,000	6,177	Over $100,000	Over $100,000

Jerrold B. Harris	BlackRock Build America Bond Trust	2,300	$50,001 - $100,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Core Bond Trust	134	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Credit Allocation Income Trust III	149	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Credit Allocation Income Trust IV	156	$1 - $10,000	Over $100,000	7,523	$50,001 - $100,000	Over $100,000

	BlackRock Defined Opportunity Credit Trust	114	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock EcoSolutions Investment Trust	165	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock Energy and Resources Trust	307	$1 - $10,000	Over $100,000	3,437	$50,001 - $100,000	Over $100,000

	BlackRock Enhanced Equity Dividend Trust	533	$1 - $10,000	Over $100,000	10,317	$50,001 - $100,000	Over $100,000

	BlackRock Floating Rate Income Trust	150	$1 - $10,000	Over $100,000	6,828	$50,001 - $100,000	Over $100,000

	BlackRock Global Opportunities Equity Trust	372	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Health Sciences Trust	140	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock High Income Shares	158	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock High Yield Trust	145	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Income Opportunity Trust, Inc.	134	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Income Trust, Inc.	123	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock International Growth and Income Trust	188	$1 - $10,000	Over $100,000	8,919	$50,001 - $100,000	Over $100,000

	BlackRock Investment Quality Municipal Trust, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Limited Duration Income Trust	138	$1 - $10,000	Over $100,000	5,734	Over $100,000	Over $100,000

	BlackRock Long-Term Municipal Advantage Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Maryland Municipal Bond Trust	2,900	$50,001 - $100,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniAssets Fund, Inc.	172	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal 2018 Term Trust	128	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal 2020 Term Trust	125	$1 -$10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Bond Trust	134	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock Municipal Income Quality Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Trust	6,135	$50,001 - $100,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Trust II	13,104	Over $100,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Real Asset Equity Trust	147	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock S&P Quality Rankings Global Equity Managed Trust	138	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Strategic Bond Trust	141	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	The BlackRock Strategic Municipal Trust	133	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

R. Glenn Hubbard	BlackRock Core Bond Trust	170	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Credit Allocation Income Trust III	194	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Credit Allocation Income Trust IV	173	$1 - $10,000	$50,001 - $100,000	7,949	Over $100,000	Over $100,000

	BlackRock Defined Opportunity Credit Trust	569	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Energy and Resources Trust	311	$1 - $10,000	$50,001 - $100,000	3,505	$50,001 - $100,000	Over $100,000

	BlackRock Enhanced Equity Dividend Trust	647	$1 - $10,000	$50,001 - $100,000	10,361	$50,001 - $100,000	Over $100,000

	BlackRock Floating Rate Income Trust	191	$1 - $10,000	$50,001 - $100,000	8,261	Over $100,000	Over $100,000

	BlackRock Global Opportunities Equity Trust	457	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Health Sciences Trust	173	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock High Income Shares	203	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock High Yield Trust	187	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Income Opportunity Trust, Inc.	168	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Income Trust, Inc.	151	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock International Growth and Income Trust	192	$1 - $10,000	$50,001 - $100,000	9,139	$50,001 - $100,000	Over $100,000

	BlackRock Investment Quality Municipal Trust, Inc.	160	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Limited Duration Income Trust	178	$1 - $10,000	$50,001 - $100,000	7,184	Over $100,000	Over $100,000

	BlackRock Long-Term Municipal Advantage Trust	140	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal 2018 Term Trust	152	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal 2020 Term Trust	147	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Bond Trust	163	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Quality Trust	152	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Trust	162	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Municipal Income Trust II	160	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock New York Investment Quality Municipal Trust, Inc.	155	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock New York Municipal 2018 Term Trust	148	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock New York Municipal Bond Trust	156	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock New York Municipal Income Quality Trust	150	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock New York Municipal Income Trust	157	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock New York Municipal Income Trust II	154	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Real Asset Equity Trust	162	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock S&P Quality Rankings Global Equity Managed Trust	166	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock Strategic Bond Trust	181	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	The BlackRock Strategic Municipal Trust	161	$1 - $10,000	$50,001 - $100,000	N/A	N/A	Over $100,000

W. Carl Kester	BlackRock Build America Bond Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Core Bond Trust	1,000	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Credit Allocation Income Trust III	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Credit Allocation Income Trust IV	N/A	None	Over $100,000	4,419	$50,001 - $100,000	Over $100,000

	BlackRock EcoSolutions Investment Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Energy and Resources Trust	N/A	None	Over $100,000	2,020	$50,001 - $100,000	Over $100,000

	BlackRock Enhanced Equity Dividend Trust	268	$1 - $10,000	Over $100,000	6,043	$10,001 - $50,000	Over $100,000

	BlackRock Floating Rate Income Trust	N/A	None	Over $100,000	4,012	$50,001 - $100,000	Over $100,000

	BlackRock Global Opportunities Equity Trust	751	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock Health Sciences Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock High Income Shares	500	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock High Yield Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Income Opportunity Trust, Inc.	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Income Trust, Inc.	3,000	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock International Growth and Income Trust	N/A	None	Over $100,000	5,214	$10,001 - $50,000	Over $100,000

	BlackRock Limited Duration Income Trust	N/A	None	Over $100,000	3,369	$50,001 - $100,000	Over $100,000

	BlackRock Real Asset Equity Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Resources & Commodities Strategy Trust	500	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock S&P Quality Rankings Global Equity Managed Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Strategic Bond Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

Karen P. Robards	BlackRock Build America Bond Trust	600	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Credit Allocation Income Trust IV	N/A	None	Over $100,000	4,157	$50,001 - $100,000	Over $100,000

	BlackRock Energy and Resources Trust	400	$10,001 - $50,000	Over $100,000	1,896	$10,001 - $50,000	Over $100,000

	BlackRock Enhanced Equity Dividend Trust	N/A	None	Over $100,000	5,765	$10,001 - $50,000	Over $100,000

	BlackRock Floating Rate Income Trust	N/A	None	Over $100,000	3,864	$50,001 - $100,000	Over $100,000

	BlackRock Health Sciences Trust	500	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
	BlackRock International Growth and Income Trust	N/A	None	Over $100,000	4,913	$10,001 - $50,000	Over $100,000

	BlackRock Limited Duration Income Trust	N/A	None	Over $100,000	3,281	$50,001 - $100,000	Over $100,000

	BlackRock New York Municipal 2018 Term Trust	750	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Real Asset Equity Trust	700	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Resources & Commodities Strategy Trust	600	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock S&P Quality Rankings Global Equity Managed Trust	1,000	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

(1)	Represents, as of April 30, 2012, the approximate number of share equivalents owned under the deferred compensation plan in the funds in the Closed-End Complex by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan, BlackRock International Growth and Income Trust, BlackRock Enhanced Equity Dividend Trust, BlackRock Energy and Resources Trust, BlackRock Floating Rate Income Trust, BlackRock Limited Duration Income Trust, BlackRock Credit Allocation Income Trust IV, BlackRock Corporate High Yield Fund VI, Inc. and BlackRock Credit Allocation Income Trust II, Inc. are eligible investments.

As of April 30, 2012, all Board Members, Board Nominees and officers as a group owned less than 1% of the outstanding shares of each Fund which they oversee (or are nominated to oversee).

None of the Independent Board Members nor their family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock as of April 30, 2012.

Appendix D – Meetings of the Boards

During the most recent full fiscal year for each Fund listed in the table below, the Board met the following number of times:

Fund Name	Ticker	Fiscal Year End	# of Board Meetings
BlackRock Build America Bond Trust	BBN	31-Jul	5
BlackRock California Municipal 2018 Term Trust	BJZ	31-Dec	6
BlackRock California Municipal Income Trust	BFZ	31-Jul	5
BlackRock Core Bond Trust	BHK	31-Aug	5
BlackRock Credit Allocation Income Trust III	BPP	31-Oct	5
BlackRock Credit Allocation Income Trust IV	BTZ	31-Oct	5
BlackRock Defined Opportunity Credit Trust	BHL	31-Aug	5
BlackRock EcoSolutions Investment Trust	BQR	31-Oct	5
BlackRock Energy and Resources Trust	BGR	31-Oct	5
BlackRock Enhanced Equity Dividend Trust *	BDJ	31-Oct	5
BlackRock Floating Rate Income Trust	BGT	31-Oct	5
BlackRock Florida Municipal 2020 Term Trust	BFO	31-Jul	5
BlackRock Global Opportunities Equity Trust	BOE	31-Oct	5
BlackRock Health Sciences Trust	BME	31-Oct	5
BlackRock High Income Shares	HIS	31-Aug	5
BlackRock High Yield Trust	BHY	31-Aug	5
BlackRock Income Opportunity Trust, Inc.	BNA	31-Aug	5
BlackRock Income Trust, Inc.	BKT	31-Aug	5
BlackRock International Growth and Income Trust	BGY	31-Oct	5
BlackRock Investment Quality Municipal Trust, Inc.	BKN	30-Apr	6
BlackRock Limited Duration Income Trust	BLW	31-Aug	5
BlackRock Long-Term Municipal Advantage Trust	BTA	30-Apr	5
BlackRock Maryland Municipal Bond Trust	BZM	31-Aug	5
BlackRock MuniAssets Fund, Inc.	MUA	30-Apr	5
BlackRock Municipal 2018 Term Trust	BPK	31-Dec	6
BlackRock Municipal 2020 Term Trust	BKK	30-Apr	6
BlackRock Municipal Bond Investment Trust	BIE	31-Aug	5
BlackRock Municipal Bond Trust	BBK	31-Aug	5
BlackRock Municipal Income Investment Quality Trust	BAF	31-Aug	5
BlackRock Municipal Income Investment Trust	BBF	31-Jul	5
BlackRock Municipal Income Quality Trust	BYM	31-Aug	5
BlackRock Municipal Income Trust	BFK	30-Apr	6
BlackRock Municipal Income Trust II	BLE	31-Aug	5
BlackRock New Jersey Investment Quality Municipal Trust, Inc.	RNJ	31-Jul	5
BlackRock New Jersey Municipal Bond Trust	BLJ	31-Aug	5
BlackRock New Jersey Municipal Income Trust	BNJ	31-Jul	5
BlackRock New York Investment Quality Municipal Trust, Inc.	RNY	31-Jul	5
BlackRock New York Municipal 2018 Term Trust	BLH	31-Dec	6
BlackRock New York Municipal Bond Trust	BQH	31-Aug	5
BlackRock New York Municipal Income Quality Trust	BSE	31-Aug	5
BlackRock New York Municipal Income Trust	BNY	31-Jul	5
BlackRock New York Municipal Income Trust II	BFY	31-Aug	5
BlackRock Pennsylvania Strategic Municipal Trust	BPS	30-Apr	6
BlackRock Real Asset Equity Trust	BCF	31-Oct	5
BlackRock Resources & Commodities Strategy Trust **	BCX	31-Oct	0

D-1

Fund Name	Ticker	Fiscal Year End	# of Board Meetings
BlackRock S&P Quality Rankings Global Equity Managed Trust	BQY	31-Oct	5
BlackRock Strategic Bond Trust	BHD	31-Aug	5
BlackRock Strategic Municipal Trust	BSD	30-Apr	6
BlackRock Utility & Infrastructure Trust ***	BUI	31-Oct	N/A
BlackRock Virginia Municipal Bond Trust	BHV	31-Aug	5

*	BlackRock Equity Dividend Trust (BDV) and BlackRock Strategic Equity Dividend Trust (BDT) merged into BlackRock Enhanced Equity Dividend Trust (BDJ) on February 27, 2012.
**	Fund commenced operations on March 28, 2011 and has not completed a full fiscal year yet.
***	Fund commenced operations on November 22, 2011 and has not completed a fiscal year yet.

D-2

Appendix E – Standing Committees of the Boards

The business and affairs of each Fund are managed by or under the direction of its Board.

Standing Committees. The Board of each Fund has established the following standing committees:

Audit Committee. Each Board has a standing Audit Committee composed of Karen P. Robards (Chair), Michael J. Castellano, Frank J. Fabozzi, James T. Flynn and W. Carl Kester, all of whom are Independent Board Members. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting polices and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “independent auditors”) and evaluating the independence and objectivity of the independent auditors; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the independent auditor or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board in considering the performance of the Fund’s internal audit function provided by its investment advisor, administrator, pricing agent or other service provider; and (vii) resolving any disagreements between Fund management and the independent auditors regarding financial reporting.

A copy of the Audit Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance and Nominating Committee. Each Board has a standing Governance and Nominating Committee (the “Governance Committee”) composed of R. Glenn Hubbard (Chair), Richard E. Cavanagh, Michael J. Castellano, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, W. Carl Kester and Karen P. Robards, all of whom are Independent Board Members.

The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Independent Board Nominees for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect of Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; and (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members.

The Governance Committee of each Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new Board Members should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Members’ biographies included in the Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund.

Each Governance Committee may consider nominations for Board Members made by the Fund’s shareholders as it deems appropriate. Under each Fund’s By-laws, shareholders must follow certain procedures to nominate a person for election as a Board Member at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Funds at their principal executive offices. Each Fund must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s meeting. Assuming that the 2013 annual meeting of a Fund is held within 25 days of July 27, 2013, the Fund must receive notice pertaining to the 2013 annual meeting of shareholders no earlier than Wednesday, February 27, 2013 and no later than Friday, March 29, 2013. However, if a Fund holds its 2013 annual meeting on a date that is not within 25 days before or after July 27, 2013, such Fund must receive the notice no later than ten days after the earlier of the date the Fund first provides notice of the meeting to shareholders or announces it publicly.

Each Fund’s By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, each Fund has adopted Board Member qualification requirements which can be found in each Fund’s By-laws and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members. The qualification requirements include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements. Additionally, each Independent Board Member must not be an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act and may not be or have certain relationships with a shareholder owning five percent or more of the Fund’s voting securities or owning other percentage ownership interests in registered investment companies. Reference is made to each Fund’s By-laws for more details.

A copy of the Governance Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. Each Fund has a Compliance Committee composed of Jerrold B. Harris (Chair), Richard E. Cavanagh, Kathleen F. Feldstein and R. Glenn Hubbard, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any subadvisor and the Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from and making certain recommendations in respect of the

Fund’s Chief Compliance Officer, including, without limitation, determining the amount and structure of the Chief Compliance Officer’s compensation. Each Board has adopted a written charter for each Compliance Committee.

Performance Oversight Committee. Each Fund has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objective(s), policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Fund’s investment objective(s), policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment polices and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. The Boards have adopted a written charter for each Performance Oversight Committee.

Executive Committee. Each Fund has an Executive Committee composed of Richard E. Cavanagh (Chair) and Karen P. Robards, both of whom are Independent Board Members, and Paul L. Audet, who serves as an interested Board Member. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. The Boards have adopted a written charter for each Executive Committee.

Leverage Committee. The Board has a Leverage Committee composed of Richard E. Cavanagh (Chair), Karen P. Robards, Frank J. Fabozzi, Henry Gabbay and W. Carl Kester. The Leverage Committee was originally formed for the purpose of monitoring issues arising from credit market turmoil and overseeing efforts to address the effects of reduced Auction Market Preferred Share (“AMPS”) liquidity on each fund in the Closed-End Complex using AMPS for leverage, to evaluate the liquidity considerations of the AMPS holders and to oversee other financial leverage-related issues as delegated by the Board, each in a manner consistent with the Fund’s and its shareholders’ best interests and investment strategies. The Leverage Committee was originally constituted in March 2008 as an ad hoc committee on AMPS for each fund in the Closed-End Complex utilizing AMPS for leverage. This committee was converted to a standing committee in 2011, and was renamed the “Leverage Committee” and expanded to include all funds in the Closed-End Complex in April 2012. The Leverage Committee’s responsibilities include, without limitation: (i) to support the Independent Directors in pursuing the best interests of each Fund and its shareholders; (ii) to oversee each Fund’s usage of leverage, including the Fund’s incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto, (iii) to oversee and authorize actions in respect of refinancing and redeeming forms of leverage; and (iv) to receive reports with respect to the foregoing matters. The Boards have adopted a written Charter for each Leverage Committee.

As of the date of this Proxy Statement, the Leverage Committee has met 11 times in the last calendar year and 61 times since its formation. As of the date of this Proxy Statement, the total amount of announced redemptions of auction market preferred shares across the Closed-End Complex equaled $9.3 billion, which represents approximately 94.5% of all auction market preferred shares outstanding for the Closed-End Complex as of February 2008. The Funds which continue to have AMPS outstanding are currently exploring alternative forms of leverage as well as other alternatives which may provide liquidity to holders of AMPS, including, among other things, tender option bonds and/or the issuance of VRDP Shares and VMTP Shares, each a relatively new form of preferred share. Thus far, 43 BlackRock Closed-End Funds have issued VRDP Shares and/or VMTP Shares and redeemed their AMPS.

Each Audit Committee, each Governance Committee, each Compliance Committee, each Performance Oversight Committee, each Executive Committee and each Leverage Committee met the following number of times for each Fund’s most recent fiscal year:

Fund	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance and Nominating Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings	Number of Leverage Committee Meetings
BAF	31-Aug	8	7	7	4	5	15
BBF	31-Jul	8	7	7	4	5	16
BBK	31-Aug	8	7	7	4	5	15
BBN	31-Jul	8	7	7	4	5	N/A
BCF	31-Oct	8	7	6	4	3	N/A
BCX *	31-Oct	0	0	0	0	0	N/A
BDJ **	31-Oct	8	7	6	4	3	N/A
BFK	30-Apr	7	5	6	4	1	10
BFO	31-Jul	8	7	7	4	5	16
BFY	31-Aug	8	7	7	4	5	15
BFZ	31-Jul	8	7	7	4	5	16
BGR	31-Oct	8	7	6	4	3	N/A
BGT	31-Oct	8	7	6	4	3	15
BGY	31-Oct	8	7	6	4	3	N/A
BHD	31-Aug	8	7	7	4	5	N/A
BHK	31-Aug	8	7	7	4	5	N/A
BHL	31-Aug	8	7	7	4	5	N/A
BHV	31-Aug	8	7	7	4	5	15
BHY	31-Aug	8	7	7	4	5	N/A
BIE	31-Aug	8	7	7	4	5	15
BJZ	31-Dec	7	7	6	4	2	11
BKK	30-Apr	7	5	6	4	1	10
BKN	30-Apr	7	5	6	4	1	10
BKT	31-Aug	8	7	7	4	5	N/A
BLE	31-Aug	8	7	7	4	5	15
BLH	31-Dec	7	7	6	4	2	11
BLJ	31-Aug	8	7	7	4	5	15
BLW	31-Aug	8	7	7	4	5	N/A
BME	31-Oct	8	7	6	4	3	N/A
BNA	31-Aug	8	7	7	4	5	N/A
BNJ	31-Jul	8	7	7	4	5	16
BNY	31-Jul	8	7	7	4	5	16
BOE	31-Oct	8	7	6	4	3	N/A
BPK	31-Dec	7	7	6	4	2	11
BPP	31-Oct	8	7	6	4	4	15
BPS	30-Apr	7	5	6	4	1	10
BQH	31-Aug	8	7	7	4	5	15

Fund	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance and Nominating Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings	Number of Leverage Committee Meetings
BQR	31-Oct	8	7	6	4	3	N/A
BQY	31-Oct	8	7	6	4	3	N/A
BSD	30-Apr	7	5	6	4	1	10
BSE	31-Aug	8	7	7	4	5	15
BTA	30-Apr	7	5	6	4	2	N/A
BTZ	31-Oct	8	7	6	4	3	15
BUI ***	31-Oct	0	0	0	0	0	N/A
BYM	31-Aug	8	7	7	4	5	15
BZM	31-Aug	8	7	7	4	5	15
HIS	31-Aug	8	7	7	4	6	N/A
MUA	30-Apr	7	5	6	4	1	N/A
RNJ	31-Jul	8	7	7	4	5	16
RNY	31-Jul	8	7	7	4	5	16

*	Fund commenced operations on March 28, 2011 and has not completed a full fiscal year yet.
**	BlackRock Equity Dividend Trust (BDV) and BlackRock Strategic Equity Dividend Trust (BDT) merged into BlackRock Enhanced Equity Dividend Trust (BDJ) effective February 27, 2012.
***	Fund commenced operations on November 22, 2011 and has not completed a fiscal year yet.

Appendix F – Executive Officers of the Funds

The executive officers of each Fund, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Information Pertaining to the Executive Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Annual; Since 2011	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Marketing Officer of BlackRock, Inc. since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group from 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Annual; Since 2012	Director of BlackRock, Inc. since 2011; Vice President of BlackRock, Inc. from 2008 to 2010; Associate of BlackRock, Inc. from 2006 to 2008.

F-1

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Annual; Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of MLIM and Fund Asset Management L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer (“CCO”) and Anti-Money Laundering Officer	Annual; Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Annual; Since 2012	Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc. from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.

With the exception of the CCO, executive officers receive no compensation from the Funds. The Funds compensate the CCO for his services as their CCO.

F-2

Appendix G – Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

		Audit Fees		Audit-Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BAF	31-Aug	29,900	31,784	3,500	3,500
BBF	31-Jul	29,300	28,300	3,500	3,500
BBK	31-Aug	29,900	32,977	3,500	3,500
BBN	31-Jul	34,000	N/A	14,100	N/A
BCF	31-Oct	39,200	38,000	0	0
BCX *	31-Oct	48,000	N/A	5,000	N/A
BDJ	31-Oct	39,200	38,000	25,500	0
BFK	30-Apr	35,300	34,700	6,100	3,500
BFO	31-Jul	29,300	28,300	3,500	3,500
BFY	31-Aug	28,500	29,161	5,800	3,500
BFZ	31-Jul	29,700	28,700	3,500	3,500
BGR	31-Oct	34,600	33,500	0	0
BGT	31-Oct	57,600	52,300	0	3,500
BGY	31-Oct	47,700	46,400	0	0
BHD	31-Aug	38,100	38,397	0	0
BHK	31-Aug	60,600	70,473	0	0
BHL	31-Aug	54,500	56,021	0	0
BHV	31-Aug	18,600	18,250	6,100	3,500
BHY	31-Aug	24,800	41,564	0	0
BIE	31-Aug	29,300	29,432	5,800	3,500
BJZ	31-Dec	28,500	27,500	3,500	3,500
BKK	30-Apr	29,800	29,200	3,500	3,500
BKN	30-Apr	31,300	30,700	6,100	3,500
BKT	31-Aug	59,900	74,059	0	0
BLE	31-Aug	31,200	38,914	3,500	3,500
BLH	31-Dec	28,500	27,500	3,500	3,500
BLJ	31-Aug	29,200	28,972	6,100	3,500
BLW	31-Aug	58,400	73,766	0	0
BME	31-Oct	39,200	38,000	0	0
BNA	31-Aug	60,600	70,405	0	0
BNJ	31-Jul	29,200	28,200	3,500	3,500
BNY	31-Jul	29,200	28,200	3,500	3,500
BOE	31-Oct	47,700	46,400	0	0
BPK	31-Dec	29,200	28,200	3,500	3,500
BPP	31-Oct	39,000	37,000	0	3,500
BPS	30-Apr	21,100	21,100	3,500	3,500
BQH	31-Aug	29,200	29,150	5,800	3,500
BQR	31-Oct	44,100	42,900	0	0
BQY	31-Oct	36,400	35,200	0	0
BSD	30-Apr	31,200	31,200	6,100	3,500
BSE	31-Aug	29,700	30,815	5,800	3,500
BTA	30-Apr	31,300	30,700	0	0
BTZ	31-Oct	35,100	34,000	0	3,500

		Audit Fees		Audit-Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BUI **	31-Oct	N/A	N/A	N/A	N/A
BYM	31-Aug	31,200	40,112	3,500	3,500
BZM	31-Aug	29,200	28,886	6,100	3,500
HIS	31-Aug	41,800	42,463	0	0
MUA	30-Apr	29,500	28,900	0	0
RNJ	31-Jul	18,600	17,700	3,500	3,500
RNY	31-Jul	17,900	17,700	3,500	3,500

*	Fund commenced operations on March 28, 2011 and has not completed a full fiscal year yet.
**	Fund commenced operations on November 22, 2011 and has not completed a fiscal year yet.

Tax Fees and All Other Fees

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BAF	31-Aug	9,800	6,100	0	0
BBF	31-Jul	8,800	6,100	0	0
BBK	31-Aug	10,400	6,100	0	0
BBN	31-Jul	14,100	N/A	0	N/A
BCF	31-Oct	16,100	6,100	0	0
BCX *	31-Oct	14,350	N/A	0	N/A
BDJ	31-Oct	6,100	6,100	0	0
BFK	30-Apr	20,600	20,100	0	0
BFO	31-Jul	8,300	6,100	0	0
BFY	31-Aug	8,300	6,100	0	0
BFZ	31-Jul	14,100	6,100	0	0
BGR	31-Oct	16,100	6,100	0	0
BGT	31-Oct	21,200	6,100	0	0
BGY	31-Oct	16,100	6,100	0	0
BHD	31-Aug	7,700	6,100	0	0
BHK	31-Aug	14,100	6,100	0	0
BHL	31-Aug	8,800	6,100	0	0
BHV	31-Aug	6,800	6,100	0	0
BHY	31-Aug	8,800	6,100	0	0
BIE	31-Aug	7,400	6,100	0	0
BJZ	31-Dec	8,800	6,100	0	0
BKK	30-Apr	12,600	12,100	0	0
BKN	30-Apr	6,600	6,100	0	0
BKT	31-Aug	6,100	6,100	0	0
BLE	31-Aug	13,100	6,100	0	0
BLH	31-Dec	7,600	6,100	0	0
BLJ	31-Aug	6,800	6,100	0	0
BLW	31-Aug	23,600	6,100	0	0
BME	31-Oct	16,100	6,100	0	0
BNA	31-Aug	6,100	6,100	0	0

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BNJ	31-Jul	8,800	6,100	0	0
BNY	31-Jul	11,400	6,100	0	0
BOE	31-Oct	21,600	6,100	0	0
BPK	31-Dec	12,100	6,100	0	0
BPP	31-Oct	11,400	6,100	0	0
BPS	30-Apr	7,300	6,100	0	0
BQH	31-Aug	7,300	6,100	0	0
BQR	31-Oct	16,100	6,100	0	0
BQY	31-Oct	6,100	6,100	0	0
BSD	30-Apr	9,300	8,800	0	0
BSE	31-Aug	8,800	6,100	0	0
BTA	30-Apr	10,800	10,300	0	0
BTZ	31-Oct	21,100	6,100	0	0
BUI **	31-Oct	N/A	N/A	N/A	N/A
BYM	31-Aug	14,600	6,100	0	0
BZM	31-Aug	6,800	6,100	0	0
HIS	31-Aug	8,300	6,100	0	0
MUA	30-Apr	11,700	11,200	0	0
RNJ	31-Jul	6,100	6,100	0	0
RNY	31-Jul	6,100	6,100	0	0

*	Fund commenced operations on March 28, 2011 and has not completed a full fiscal year yet.
**	Fund commenced operations on November 22, 2011 and has not completed a fiscal year yet.

Fees for non-audit services provided to each Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required:

		Audit-Related Fees		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BAF	31-Aug	0	10,777	0	0	0	0
BBF	31-Jul	0	10,777	0	0	0	0
BBK	31-Aug	0	10,777	0	0	0	0
BBN	31-Jul	0	N/A	0	N/A	0	N/A
BCF	31-Oct	0	10,777	0	0	0	0
BCX *	31-Oct	0	N/A	0	N/A	0	N/A
BDJ	31-Oct	0	10,777	0	0	0	0
BFK	30-Apr	0	0	0	0	0	0
BFO	31-Jul	0	10,777	0	0	0	0
BFY	31-Aug	0	10,777	0	0	0	0
BFZ	31-Jul	0	10,777	0	0	0	0
BGR	31-Oct	0	10,777	0	0	0	0
BGT	31-Oct	0	10,777	0	0	0	0
BGY	31-Oct	0	10,777	0	0	0	0
BHD	31-Aug	0	10,777	0	0	0	0
BHK	31-Aug	0	10,777	0	0	0	0

		Audit-Related Fees		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BHL	31-Aug	0	10,777	0	0	0	0
BHV	31-Aug	0	10,777	0	0	0	0
BHY	31-Aug	0	10,777	0	0	0	0
BIE	31-Aug	0	10,777	0	0	0	0
BJZ	31-Dec	0	10,777	0	0	0	0
BKK	30-Apr	0	0	0	0	0	0
BKN	30-Apr	0	0	0	0	0	0
BKT	31-Aug	0	10,777	0	0	0	0
BLE	31-Aug	0	10,777	0	0	0	0
BLH	31-Dec	0	10,777	0	0	0	0
BLJ	31-Aug	0	10,777	0	0	0	0
BLW	31-Aug	0	10,777	0	0	0	0
BME	31-Oct	0	10,777	0	0	0	0
BNA	31-Aug	0	10,777	0	0	0	0
BNJ	31-Jul	0	10,777	0	0	0	0
BNY	31-Jul	0	10,777	0	0	0	0
BOE	31-Oct	0	10,777	0	0	0	0
BPK	31-Dec	0	10,777	0	0	0	0
BPP	31-Oct	0	10,777	0	0	0	0
BPS	30-Apr	0	0	0	0	0	0
BQH	31-Aug	0	10,777	0	0	0	0
BQR	31-Oct	0	10,777	0	0	0	0
BQY	31-Oct	0	10,777	0	0	0	0
BSD	30-Apr	0	0	0	0	0	0
BSE	31-Aug	0	10,777	0	0	0	0
BTA	30-Apr	0	0	0	0	0	0
BTZ	31-Oct	0	10,777	0	0	0	0
BUI **	31-Oct	N/A	N/A	N/A	N/A	N/A	N/A
BYM	31-Aug	0	10,777	0	0	0	0
BZM	31-Aug	0	10,777	0	0	0	0
HIS	31-Aug	0	10,777	0	0	0	0
MUA	30-Apr	0	0	0	0	0	0
RNJ	31-Jul	0	10,777	0	0	0	0
RNY	31-Jul	0	10,777	0	0	0	0

*	Fund commenced operations on March 28, 2011 and has not completed a full fiscal year yet.
**	Fund commenced operations on November 22, 2011 and has not completed a fiscal year yet.

Aggregate non-audit fees for services provided to each Fund and its Affiliated Service Providers, regardless of whether pre-approval was required:

		Aggregate Non-Audit Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BAF	31-Aug	13,300	20,377
BBF	31-Jul	12,300	20,377
BBK	31-Aug	13,900	20,377
BBN	31-Jul	14,100	N/A
BCF	31-Oct	16,100	16,877
BCX *	31-Oct	19,350	N/A
BDJ	31-Oct	31,600	16,877
BFK	30-Apr	26,700	23,600
BFO	31-Jul	11,800	20,377
BFY	31-Aug	14,100	20,377
BFZ	31-Jul	17,600	20,377
BGR	31-Oct	16,100	16,877
BGT	31-Oct	21,200	20,377
BGY	31-Oct	16,100	16,877
BHD	31-Aug	7,700	16,877
BHK	31-Aug	14,100	16,877
BHL	31-Aug	8,800	16,877
BHV	31-Aug	12,900	20,377
BHY	31-Aug	6,100	16,877
BIE	31-Aug	13,200	20,377
BJZ	31-Dec	12,300	20,377
BKK	30-Apr	16,100	15,600
BKN	30-Apr	12,700	9,600
BKT	31-Aug	6,100	16,877
BLE	31-Aug	16,600	20,377
BLH	31-Dec	11,100	20,377
BLJ	31-Aug	12,900	20,377
BLW	31-Aug	23,600	16,877
BME	31-Oct	16,100	16,877
BNA	31-Aug	6,100	16,877
BNJ	31-Jul	12,300	20,377
BNY	31-Jul	14,900	20,377
BOE	31-Oct	21,600	16,877
BPK	31-Dec	15,600	20,377
BPP	31-Oct	11,400	20,377
BPS	30-Apr	10,800	10,300
BQH	31-Aug	13,100	20,377
BQR	31-Oct	16,100	16,877
BQY	31-Oct	6,100	16,877
BSD	30-Apr	15,400	12,300
BSE	31-Aug	14,600	20,377
BTA	30-Apr	10,800	10,300
BTZ	31-Oct	21,100	20,377
BUI **	31-Oct	N/A	N/A
BYM	31-Aug	18,100	20,377

		Aggregate Non-Audit Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BZM	31-Aug	12,900	20,377
HIS	31-Aug	8,300	16,877
MUA	30-Apr	11,700	11,200
RNJ	31-Jul	9,600	20,377
RNY	31-Jul	9,600	20,377

*	Fund commenced operations on March 28, 2011 and has not completed a full fiscal year yet.
**	Fund commenced operations on November 22, 2011 and has not completed a fiscal year yet.

Appendix H – 5% Beneficial Share Ownership

As of May 24, 2012, to the best knowledge of each Fund, the following persons beneficially owned more than 5% of the outstanding shares of the class of the Funds indicated:

Fund	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Held	Preferred % Held

BJZ	Karpus Management, Inc. (2)	183 Sully’s Trail Pittsford, New York 14534			AMPS: 230	AMPS: 10.36%

	Karpus Investment Management (2)	183 Sully’s Trail Pittsford, New York 14534

	Special Opportunities Fund, Inc. (3)	Park 80 West, 250 Pehle Avenue, Suite 708 Saddle Brook, NJ 07663			AMPS: 100	AMPS: 4.50%

	Brooklyn Capital Management LLC (3)	Park 80 West, 250 Pehle Avenue, Suite 708 Saddle Brook, NJ 07663

BFZ	Bank of America Corporation (1)	100 North Tryon Street Charlotte, North Carolina 28255			AMPS: 1,524	AMPS: 22.20%

	Bank of America, N.A. (1)	101 South Tryon Street Charlotte, North Carolina 28255

	Blue Ridge Investments, LLC (1)	214 North Tryon Street Charlotte, North Carolina 28255

	Citigroup Inc. (4)	388 Greenwich Street New York, NY 10013			AMPS: 1,172	AMPS: 17.10%

	Citigroup Financial Products Inc. (4)	388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc. (4)	388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Inc. (4)	388 Greenwich Street New York, NY 10013

	First Trust Portfolio L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	3,168,436	9.96%

	First Trust Advisors L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	UBS AG (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland			AMPS: 731	AMPS: 10.67%

	UBS Securities LLC (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland

	UBS Financial Services, Inc. (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland

	Wells Fargo, N.A.	101 N. Phillips Avenue Sioux Falls, South Dakota 57104			VMTP: 1,713	VMTP: 100.00%

Fund	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Held	Preferred % Held

BHK	First Trust Portfolio L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	3,725,525	13.90%

	First Trust Advisors L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	3,748,031	13.90%

	The Charger Corporation (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	3,748,031	13.90%

	Wells Fargo and Company	420 Montgomery Street, San Francisco, CA 94104	1,350,894	5.00%

BPP	Bank of America Corporation (7)	214 North Tryon Street Charlotte, North Carolina 28255			AMPS: 845	AMPS: 30.00%

	Merrill Lynch, Pierce Fenner & Smith, Inc. (7)	214 North Tryon Street Charlotte, North Carolina 28255			AMPS: 2	AMPS: 0.10%

	Bank of America N.A. (7)	214 North Tryon Street Charlotte, North Carolina 28255			AMPS: 3	AMPS: 0.10%

	Blue Ridge Investments, L.L.C. (7)	214 North Tryon Street Charlotte, North Carolina 28255			AMPS: 840	AMPS: 29.80%

	Bulldog Investors (8)	60 Heritage Drive Pleasantville, NY 10570			AMPS: 156	AMPS: 5.54%

	Brooklyn Capital Management (8)	60 Heritage Drive Pleasantville, NY 10570

	Phillip Goldstein and Andrew Dakos (8)	60 Heritage Drive Pleasantville, NY 10570

	Karpus Management, Inc. (2)	183 Sully’s Trail Pittsford, New York 14534			AMPS: 631	AMPS: 22.40%

	Karpus Investment Management (2)	183 Sully’s Trail Pittsford, New York 14534

	Sit Investment Advisors (9)	3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	1,270,848	6.88%

	Sit Investment Fixed Income Advisors (9)	3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402

	Sit Fixed Income Advisors II, LLC (9)	3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402

BHL	First Trust Portfolio L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,867,815	20.69%

	First Trust Advisors L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187

BQR	First Trust Portfolio L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,394,489	11.00%

	First Trust Advisors L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Fund	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Held	Preferred % Held
BDJ3	First Trust Portfolio L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	11,509,791	16.30%
	First Trust Advisors L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187
	The Charger Corporation (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187
BGT	First Trust Portfolio L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	4,408,093	18.67%
	First Trust Advisors L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187
	The Charger Corporation (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187
BFO	Bank of America Corporation (10)	100 North Tryon Street Charlotte, North Carolina 28255			AMPS: 264	AMPS: 15.40%
	Bank of America, N.A. (10)	101 South Tryon Street Charlotte, North Carolina 28255			AMPS: 5	AMPS: 0.30%
	Blue Ridge Investments, LLC (10)	214 North Tryon Street Charlotte, North Carolina 28255			AMPS: 259	AMPS: 15.10%
	UBS AG (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland			AMPS: 925	AMPS: 53.90%
	UBS Securities LLC (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland
	UBS Financial Services, Inc. (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland
BOE	First Trust Portfolio L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	4,651,497	6.69%
	First Trust Advisors L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187
	The Charger Corporation (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187
BME	Bank of America Corporation	100 North Tryon Street, Floor 25 Charlotte, NC 28255	1,453,747	19.11%
HIS	Advisors Asset Management, Inc.	18925 Base Camp Road, Monument, CO 80132	5,611,672	10.27%
	First Trust Portfolio L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	5,611,672	10.27%
	First Trust Advisors L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187
	The Charger Corporation (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187
BNA	First Trust Portfolio L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	4,586,786	13.31%
	First Trust Advisors L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Fund	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Held	Preferred % Held

	The Charger Corporation (5)	120 East Liberty Drive, 400 Wheaton, IL 60187

	Wells Fargo and Company	420 Montgomery Street, San Francisco, CA 94104	2,610,584	13.31%

BKT	Wells Fargo and Company (11)	420 Montgomery St. San Francisco, CA 94104	5,023,565	7.86%

	Wells Fargo Advisors, LLC (11)	420 Montgomery St. San Francisco, CA 94104

	Wells Fargo, Bank, N.A. (11)	420 Montgomery St. San Francisco, CA 94104

	Wachovia Bank, N.A. (11)	420 Montgomery St. San Francisco, CA 94104

	Wells Fargo, Advisors Financial Network, LLC (11)	420 Montgomery St. San Francisco, CA 94104

BKN	JP Morgan Chase Bank. N.A.	270 Park Avenue New York, NY 10017			VMTP: 1,259	VMTP: 100.00%

	Sakharam D. Mahurkar Trust	2768 Palm Springs Ln. Aurora, IL 60502	2,000,000	11.68%

	UBS AG (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland			AMPS: 582	AMPS: 11.55%

	UBS Securities LLC (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland

	UBS Financial Services, Inc. (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland

BTA	Sit Investment Advisors (9)	3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	828,505	6.20%

	Sit Investment Fixed Income Advisors (9)	3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402

	Sit Fixed Income Advisors II, LLC (9)	3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402

BZM	Bank of America, N.A. (13)	101 South Tryon Street Charlotte, North Carolina 28255			AMPS: 57	AMPS: 8.90%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. (13)	214 North Tryon Street Charlotte, North Carolina 28255			AMPS: 3	AMPS: 0.50%

	Blue Ridge Investments, LLC (13)	214 North Tryon Street Charlotte, North Carolina 28255			AMPS: 54	AMPS: 8.40%

	Citigroup Inc. (4)	388 Greenwich Street New York, NY 10013			AMPS: 420	AMPS: 65.60%

	Citigroup Financial Products Inc. (4)	388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc. (4)	388 Greenwich Street New York, NY 10013

Fund	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Held	Preferred % Held

	Karpus Management, Inc. (2)	183 Sully’s Trail Pittsford, New York 14534			AMPS: 109	AMPS: 17.03%

	Karpus Investment Management (2)	183 Sully’s Trail Pittsford, New York 14534

BPK	Bank of America Corporation (14)	214 North Tryon Street Charlotte, North Carolina 28255			AMPS: 2,115	AMPS: 39.50%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. (14)	214 North Tryon Street Charlotte, North Carolina 28255			AMPS: 2	AMPS: 0.00%

	Bank of America, N.A. (14)	214 North Tryon Street Charlotte, North Carolina 28255			AMPS: 329	AMPS: 6.20%

	Blue Ridge Investments, L.L.C. (14)	214 North Tryon Street Charlotte, North Carolina 28255			AMPS: 1,784	AMPS: 33.30%

	Karpus Management, Inc. (2)	183 Sully’s Trail Pittsford, New York 14534			AMPS: 713	AMPS: 13.32%

	Karpus Investment Management (2)	183 Sully’s Trail Pittsford, New York 14534

	UBS AG (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland			AMPS: 467	AMPS: 8.72%

	UBS Securities LLC (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland

	UBS Financial Services, Inc. (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland

	Special Opportunities Fund, Inc. (3)	Park 80 West, 250 Pehle Avenue, Suite 708 Saddle Brook, NJ 07663			AMPS: 100	AMPS: 1.87%

	Brooklyn Capital Management LLC (3)	Park 80 West, 250 Pehle Avenue, Suite 708 Saddle Brook, NJ 07663

BKK	Bank of America Corporation (15)	100 North Tryon Street Charlotte, North Carolina 28255			AMPS: 1,155	AMPS: 16.60%

	Bank of America, N.A. (15)	101 South Tryon Street Charlotte, North Carolina 28255			AMPS: 382	AMPS: 5.50%

	Blue Ridge Investments, LLC (15)	214 North Tryon Street Charlotte, North Carolina 28255			AMPS: 773	AMPS: 11.10%

	Brigade Capital Management, LLC (16)	c/o Ogier Fiduciary Services (Cayman) Limited 89 Nexus Way Camana Bay Grand Cayman KY1-9007 Cayman Islands			AMPS: 827	AMPS: 11.90%

Fund	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Held	Preferred % Held

	Brigade Leveraged Capital Structures Fund Ltd. (16)	c/o Ogier Fiduciary Services (Cayman) Limited 89 Nexus Way Camana Bay Grand Cayman KY1-9007 Cayman Islands			AMPS: 452	AMPS: 6.50%

	Brigade Credit Fund I Ltd. (16)	c/o Ogier Fiduciary Services (Cayman) Limited 89 Nexus Way Camana Bay Grand Cayman KY1-9007 Cayman Islands			AMPS: 371	AMPS: 5.30%

	Donald E. Morgan, III (16)	c/o Ogier Fiduciary Services (Cayman) Limited 89 Nexus Way Camana Bay Grand Cayman KY1-9007 Cayman Islands			AMPS: 827	AMPS: 11.90%

	UBS AG (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland			AMPS: 3,450	AMPS: 49.61%

	UBS Securities LLC (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland

	UBS Financial Services, Inc. (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland

BIE	Karpus Management, Inc. (2)	183 Sully’s Trail Pittsford, New York 14534			AMPS: 276	AMPS: 38.66%

	Karpus Investment Management (2)	183 Sully’s Trail Pittsford, New York 14534

	Morgan Stanley (12)	1585 Broadway New York, NY 10036			VRDP: 93	VRDP: 52.20%

	Morgan Stanley & Co. LLC (12)	1585 Broadway New York, NY 10036

BBK	JP Morgan Chase Bank. N.A.	270 Park Avenue New York, NY 10017			VMTP: 799	VMTP: 100.00%

	Karpus Management, Inc. (2)	183 Sully’s Trail Pittsford, New York 14534			AMPS: 690	AMPS: 21.59%

	Karpus Investment Management (2)	183 Sully’s Trail Pittsford, New York 14534

BAF	First Trust Portfolio L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,021,540	11.69%

	First Trust Advisors L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	JP Morgan Chase Bank. N.A.	270 Park Avenue New York, NY 10017			VMTP: 442	VMTP: 100.00%

	Karpus Management, Inc. (2)	183 Sully’s Trail Pittsford, New York 14534			AMPS: 925	AMPS: 53.90%

Fund	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Held	Preferred % Held

	Karpus Investment Management (2)	183 Sully’s Trail Pittsford, New York 14534

BBF	Karpus Management, Inc. (2)	183 Sully’s Trail Pittsford, New York 14534			AMPS: 187	AMPS: 13.65%

	Karpus Investment Management (2)	183 Sully’s Trail Pittsford, New York 14534

	Morgan Stanley (12)	1585 Broadway New York, NY 10036			VMDP: 51	VMDP: 14.90%

	Morgan Stanley & Co. LLC (12)	1585 Broadway New York, NY 10036

BYM	First Trust Portfolio L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,760,724	10.49%

	First Trust Advisors L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	JP Morgan Chase Bank. N.A.	270 Park Avenue New York, NY 10017			VMTP: 1,372	VMTP: 100.00%

BFK	Brigade Capital Management, LLC (17)	c/o Ogier Fiduciary Services (Cayman) Limited 89 Nexus Way Camana Bay Grand Cayman KY1-9007 Cayman Islands			AMPS: 2,061	AMPS: 19.00%

	Brigade Leveraged Capital Structures Fund Ltd. (17)	c/o Ogier Fiduciary Services (Cayman) Limited 89 Nexus Way Camana Bay Grand Cayman KY1-9007 Cayman Islands			AMPS: 1,473	AMPS: 13.60%

	Donald E. Morgan, III (17)	c/o Ogier Fiduciary Services (Cayman) Limited 89 Nexus Way Camana Bay Grand Cayman KY1-9007 Cayman Islands			AMPS: 2,061	AMPS: 19.00%

	Citigroup Inc. (4)	388 Greenwich Street New York, NY 10013			AMPS: 1,777	AMPS: 15.20%

	Citigroup Financial Products Inc. (4)	388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc. (4)	388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Inc. (4)	388 Greenwich Street New York, NY 10013

	First Trust Portfolio L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,398,698	5.38%

	First Trust Advisors L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	JP Morgan Chase Bank. N.A.	270 Park Avenue New York, NY 10017			VMTP: 2,708	VMTP: 100.00%

Fund	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Held	Preferred % Held

BLE	JP Morgan Chase Bank. N.A.	270 Park Avenue New York, NY 10017			VMTP: 1,513	VMTP: 100.00%

	UBS AG (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland			AMPS: 373	AMPS: 6.16%

	UBS Securities LLC (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland

	UBS Financial Services, Inc. (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland

BLJ	Bank of America Corporation (8)	100 North Tryon Street Charlotte, North Carolina 28255			AMPS: 192	AMPS: 25.60%

	Blue Ridge Investments, LLC (8)	214 North Tryon Street Charlotte, North Carolina 28255

	Citigroup Inc. (4)	388 Greenwich Street New York, NY 10013			AMPS: 133	AMPS: 17.30%

	Citigroup Financial Products Inc. (4)	388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc. (4)	388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Inc. (4)	388 Greenwich Street New York, NY 10013

	First Trust Portfolio L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	233,197	10.10%

	First Trust Advisors L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	Karpus Management, Inc. (2)	183 Sully’s Trail Pittsford, New York 14534			AMPS: 226	AMPS: 30.09%

	Karpus Investment Management (2)	183 Sully’s Trail Pittsford, New York 14534

	UBS AG (5)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland			AMPS: 94	AMPS: 12.52%

	UBS Securities LLC (5)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland

	UBS Financial Services, Inc. (5)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland

RNJ	Bank of America Corporation (18)	100 North Tryon Street Charlotte, North Carolina 28255			AMPS: 60	AMPS: 21.70%

	Bank of America, N.A (18)	101 South Tryon Street Charlotte, North Carolina 28255			AMPS: 9	AMPS: 3.30%

Fund	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Held	Preferred % Held

	Blue Ridge Investments, LLC (18)	214 North Tryon Street Charlotte, North Carolina 28255			AMPS: 51	AMPS: 18.50%

	First Trust Portfolio L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	54,192	5.33%

	First Trust Advisors L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	Morgan Stanley (12)	1585 Broadway, New York NY 10036			AMPS: 33	AMPS: 11.70%

	Morgan Stanley and Co. LLC (12)	1585 Broadway, New York NY 10036

	UBS AG (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland			AMPS: 148	AMPS: 53.62%

	UBS Securities LLC (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland

	UBS Financial Services, Inc. (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland

BNJ	Bank of America Corporation (19)	100 North Tryon Street Charlotte, North Carolina 28255			AMPS: 401	AMPS: 17.00%

	Bank of America, N.A (19)	101 South Tryon Street Charlotte, North Carolina 28255			AMPS: 90	AMPS: 3.80%

	Blue Ridge Investments, LLC (19)	214 North Tryon Street Charlotte, North Carolina 28255			AMPS: 311	AMPS: 13.20%

	Brigade Capital Management, LLC (13)	c/o Ogier Fiduciary Services (Cayman) Limited 89 Nexus Way Camana Bay Grand Cayman KY1-9007 Cayman Islands			AMPS: 769	AMPS: 32.50%

	Brigade Leveraged Capital Structures Fund Ltd. (13)	c/o Ogier Fiduciary Services (Cayman) Limited 89 Nexus Way Camana Bay Grand Cayman KY1-9007 Cayman Islands

	Donald E. Morgan, III (13)	c/o Ogier Fiduciary Services (Cayman) Limited 89 Nexus Way Camana Bay Grand Cayman KY1-9007 Cayman Islands

Fund	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Held	Preferred % Held

	Citigroup Inc. (4)	388 Greenwich Street New York, NY 10013			AMPS: 133	AMPS: 17.30%

	Citigroup Financial Products Inc. (4)	388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc. (4)	388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Inc. (4)	388 Greenwich Street New York, NY 10013

	First Trust Portfolio L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	566,011	7.43%

	First Trust Advisors L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	UBS AG (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland			AMPS: 293	AMPS: 12.39%

	UBS Securities LLC (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland

	UBS Financial Services, Inc. (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland

	Wells Fargo Bank, N.A.	101 N. Phillips Avenue Sioux Falls, South Dakota 57104			VMTP: 591	VMTP: 100.00%

BLH	Bank of America Corporation (20)	100 North Tryon Street Charlotte, North Carolina 28255			AMPS: 476	AMPS: 37.90%

	Bank of America, N.A. (20)	101 South Tryon Street Charlotte, North Carolina 28255			AMPS: 4	AMPS: 0.30%

	Blue Ridge Investments, LLC (20)	214 North Tryon Street Charlotte, North Carolina 28255			AMPS: 472	AMPS: 37.60%

	Karpus Management, Inc. (2)	183 Sully’s Trail Pittsford, New York 14534			AMPS: 385	AMPS: 30.65%

	Karpus Investment Management (2)	183 Sully’s Trail Pittsford, New York 14534

BQH	Bulldog Investors (8)	60 Heritage Drive Pleasantville, NY 10570			AMPS: 200	AMPS: 22.60%

	Brooklyn Capital Management (8)	60 Heritage Drive Pleasantville, NY 10570

	Phillip Goldstein and Andrew Dakos (8)	60 Heritage Drive Pleasantville, NY 10570

BSE	First Trust Portfolio L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	742,202	11.45%

Fund	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Held	Preferred % Held

	First Trust Advisors L.P. (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation (5)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	Morgan Stanley (12)	1585 Broadway, New York NY 10036			VRDP: 72	VRDP: 17.80%

	Morgan Stanley and Co. LLC (12)	1585 Broadway, New York NY 10036

RNY	Morgan Stanley (12)	1585 Broadway, New York NY 10036			AMPS: 20	AMPS: 5.10%

	Morgan Stanley and Co. LLC (12)	1585 Broadway, New York NY 10036

	UBS AG (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland			AMPS: 243	AMPS: 62.47%

	UBS Securities LLC (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland

	UBS Financial Services, Inc. (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland

BNY	Citigroup Inc. (4)	388 Greenwich Street New York, NY 10013			AMPS: 207	AMPS: 5.40%

	Citigroup Financial Products Inc. (4)	388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc. (4)	388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Inc. (4)	388 Greenwich Street New York, NY 10013

	UBS AG (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland			AMPS: 211	AMPS: 5.58%

	UBS Securities LLC (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland

	UBS Financial Services, Inc. (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland

	Wells Fargo Bank, N.A.	101 N. Phillips Avenue Sioux Falls, South Dakota 57104			VMTP: 945	VMTP: 100.00%

BHV	Karpus Management, Inc. (2)	183 Sully’s Trail Pittsford, New York 14534			AMPS: 182	AMPS: 38.97%

	Karpus Investment Management (2)	183 Sully’s Trail Pittsford, New York 14534

	UBS AG (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland			AMPS: 38	AMPS: 8.14%

Fund	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Held	Preferred % Held

	UBS Securities LLC (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland

	UBS Financial Services, Inc. (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland

	UBS AG (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland

BPS	Bank of America Corporation (14)	100 North Tryon Street Charlotte, North Carolina 28255			AMPS: 109	AMPS: 16.70%

	Blue Ridge Investments, LLC (14)	214 North Tryon Street Charlotte, North Carolina 28255

	Citigroup Inc. (4)	388 Greenwich Street New York, NY 10013			AMPS: 197	AMPS: 29.30%

	Citigroup Financial Products Inc. (4)	388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc. (4)	388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Inc. (4)	388 Greenwich Street New York, NY 10013

	Karpus Management, Inc. (2)	183 Sully’s Trail Pittsford, New York 14534			AMPS: 152	AMPS: 23.20%

	Karpus Investment Management (2)	183 Sully’s Trail Pittsford, New York 14534

	UBS Securities LLC (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland			AMPS: 109	AMPS: 16.69%

	UBS Financial Services, Inc. (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland

	UBS AG (6)	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland

BSD	Citigroup Inc. (4)	388 Greenwich Street New York, NY 10013			AMPS: 294	AMPS: 15.40%

	Citigroup Financial Products Inc. (4)	388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc. (4)	388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Inc. (4)	388 Greenwich Street New York, NY 10013

	JP Morgan Chase Bank. N.A.	270 Park Avenue New York, NY 10017			VMTP: 429	VMTP: 100.00%

(1)	Bank of America Corporation, Bank of America, N.A. and Blue Ridge Investments, L.L.C. (“Blue Ridge”) filed their Schedule 13D jointly.
(2)	Karpus Management, Inc. and Karpus Investment Management filed their Schedule 13G jointly and did not differentiate holdings as to each entity.
(3)	Special Opportunities Fund, Inc. and Brooklyn Capital Management LLC filed their Schedule 13G jointly and did not differentiate holdings as to each entity.
(4)	Citigroup Inc., Citigroup Financial Products Inc., Citigroup Global Markets Holdings Inc. and Citigroup Global Markets, Inc. filed their Schedule 13G jointly and did not differentiate holdings as to each entity.
(5)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.
(6)	UBS AG, UBS Securities LLC and UBS Financial Services Inc. filed their Schedule 13G jointly and did not differentiate holdings as to each entity.
(7)	Bank of America Corporation, Merrill Lynch, Pierce, Fenner & Smith, Inc. Bank of America, N.A. and Blue Ridge Investments, L.L.C. (“Blue Ridge”) filed their Schedule 13D jointly. The holdings reported by Bank of America Corporation consist of the holdings of Merrill Lynch, Pierce, Fenner & Smith, Inc. Bank of America, N.A. and Blue Ridge Investments, LLC. On its Schedule 13D filing Bank of America Corporation reports that its interest in the Fund is 30.00%, 0.10% held by Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.10% held by Bank of America, N.A. and 29.80% held by Blue Ridge.
(8)	Bulldog Investors, Brooklyn Capital Management, Phillip Goldstein and Andrew Dakos filed their Schedule 13G jointly and did not differentiate holdings as to each entity.
(9)	Sit Investment Advisors, Sit Investment Fixed Income Advisors, and Sit Fixed Income Advisors II, LLC filed their Schedule 13G jointly and did not differentiate holdings as to each entity.
(10)	Bank of America Corporation, Bank of America, N.A. and Blue Ridge Investments, L.L.C. (“Blue Ridge”) filed their Schedule 13D jointly. The holdings reported by Bank of America Corporation consist of the holdings of Bank of America, N.A. and Blue Ridge Investments, LLC. On its Schedule 13D filing Bank of America Corporation reports that its interest in the Fund is 15.40%, 0.30% held by Bank of America, N.A. and 15.10% held by Blue Ridge.
(11)	Wells Fargo & Company has filed a 13G on behalf of the following subsidiaries: Wells Capital Management Incorporated, Wells Fargo Advisors, LLC, Wells Fargo Bank, N.A., Wachovia, N.A., Wells Fargo Advisors Financial Network, LLC, and did not differentiate the holdings as to each entity.
(12)	Morgan Stanley and Morgan Stanley & Co., Incorporated filed their Schedule 13G jointly and did not differentiate holdings as to each entity.
(13)	Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith, Inc. and Blue Ridge Investments, L.L.C. (“Blue Ridge”) filed their Schedule 13D jointly. The holdings reported by Bank of America, N.A. consist of the holdings of Merrill Lynch, Pierce, Fenner & Smith, Inc. and Blue Ridge Investments, LLC. On its Schedule 13D filing Bank of America, N.A. reports that its interest in the Fund is 8.90%, 0.50% held by Merrill Lynch, Pierce, Fenner & Smith, Inc. and 8.40% held by Blue Ridge.
(14)	Bank of America Corporation, Merrill Lynch, Pierce, Fenner & Smith, Inc., Bank of America, N.A. and Blue Ridge Investments, L.L.C. (“Blue Ridge”) filed their Schedule 13D jointly. The holdings reported by Bank of America Corporation consist of the holdings of Merrill Lynch, Pierce, Fenner & Smith, Inc., Bank of America, N.A. and Blue Ridge Investments, LLC. On its Schedule 13D filing Bank of America Corporation reports that its interest in the Fund is 39.50%, 0.00% held by Merrill Lynch and Pierce, Fenner & Smith, Inc., 6.20% held by Bank of America, N.A. and 33.30% held by Blue Ridge.
(15)	Bank of America Corporation, Bank of America, N.A. and Blue Ridge Investments, L.L.C. (“Blue Ridge”) filed their Schedule 13D jointly. The holdings reported by Bank of America Corporation consist of the holdings of Bank of America, N.A. and Blue Ridge Investments, LLC. On its Schedule 13D filing Bank of America Corporation reports that its interest in the Fund is 16.60%, 5.50% held by Bank of America, N.A. and 11.10% held by Blue Ridge.
(16)	Brigade Capital Management LLC, Brigade Leveraged Capital Structures Fund Ltd., Brigade Credit Fund I and Donald Morgan III filed their Schedule 13D jointly. The holdings reported by Brigade Capital Management LLC consist of the holdings of Brigade Leveraged Capital Structured Fund LTD., Brigade Credit Fund I and Donald Morgan III. On its Schedule 13D filing Brigade Capital Management LLC reports that its interest in the Fund is 11.90%, the interest held by Brigade Leveraged Capital Structures Fund Ltd. is 6.50%, the interest held by Brigade Credit Fund I is 5.30%, and the interest held by Donald Morgan III is 11.90%.
(17)	Brigade Capital Management LLC, Brigade Leveraged Capital Structures Fund Ltd. and Donald Morgan III filed their Schedule 13D jointly. The holdings reported by Brigade Capital Management LLC consist of the holdings of Brigade Leveraged Capital Structured Fund LTD. and Donald Morgan III. On its Schedule 13D filing Brigade Capital Management LLC reports that its interest in the Fund is 19.00%, the interest held by Brigade Leveraged Capital Structures Fund Ltd. is 13.60% and the interest held by Donald Morgan III is 19.00%.
(18)	Bank of America Corporation, Bank of America, N.A. and Blue Ridge Investments, L.L.C. (“Blue Ridge”) filed their Schedule 13D jointly. The holdings reported by Bank of America Corporation consist of the holdings of Bank of America, N.A. and Blue Ridge Investments, LLC. On its Schedule 13D filing Bank of America Corporation reports that its interest in the Fund is 21.70%, 3.30% held by Bank of America, N.A. and 18.50% held by Blue Ridge. However, when totaling the interests held by Bank of America, N.A and Blue Ridge, the total ownership percentage equals 21.80%.

(19)	Bank of America Corporation, Bank of America, N.A. and Blue Ridge Investments, L.L.C. (“Blue Ridge”) filed their Schedule 13D jointly. The holdings reported by Bank of America Corporation consist of the holdings of Bank of America, N.A. and Blue Ridge Investments, LLC. On its Schedule 13D filing Bank of America Corporation reports that its interest in the Fund is 17.00%, 3.80% held by Bank of America, N.A. and 13.20% held by Blue Ridge.
(20)	Bank of America Corporation, Bank of America, N.A. and Blue Ridge Investments, L.L.C. (“Blue Ridge”) filed their Schedule 13D jointly. The holdings reported by Bank of America Corporation consist of the holdings of Bank of America, N.A. and Blue Ridge Investments, LLC. On its Schedule 13D filing Bank of America Corporation reports that its interest in the Fund is 37.90%, 0.30% held by Bank of America, N.A. and 37.60% held by Blue Ridge.
(21)	Bank of America Corporation, Bank of America, N.A. and Blue Ridge Investments, L.L.C. (“Blue Ridge”) filed their Schedule 13D jointly. The holdings reported by Bank of America Corporation consist of the holdings of Bank of America, N.A. and Blue Ridge Investments, LLC. On its Schedule 13D filing Bank of America Corporation reports that its interest in the Fund is 27.30%, 0.20% held by Bank of America, N.A. and 27.10% held by Blue Ridge.

Appendix I – The Settlement Funds

Fund Name	Ticker
BlackRock California Municipal 2018 Term Trust	BJZ

BlackRock Investment Quality Municipal Income Trust	RFA

BlackRock Maryland Municipal Bond Trust	BZM

BlackRock Municipal 2018 Term Trust	BPK

BlackRock Municipal Bond Investment Trust	BIE

BlackRock Municipal Bond Trust	BBK

BlackRock Municipal Income Investment Quality Trust	BAF

BlackRock Municipal Income Investment Trust	BBF

BlackRock MuniHoldings Fund, Inc.	MHD

BlackRock MuniHoldings New York Quality Fund, Inc.	MHN

BlackRock New Jersey Municipal Bond Trust	BLJ

BlackRock New York Municipal Bond Trust	BQH

BlackRock Virginia Municipal Bond Trust	BHV

The BlackRock Pennsylvania Strategic Municipal Trust	BPS

I-1

CEC4-0612

[FORM OF PROXY CARD FOR COMMON SHAREHOLDERS OF PREFERRED FUNDS]

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PROXY	BLACKROCK CLOSED-END FUNDS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 27, 2012 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES	PROXY

COMMON SHARES

The undersigned hereby appoints John Perlowski, Brendan Kyne and Jay Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the above named fund held of record by the undersigned on May 31, 2012 at the Annual Meeting of Shareholders of the Fund to be held on July 27, 2012 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Delaware, Maryland or Massachusetts law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

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[Name(s) of Fund(s)]

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[FORM OF PROXY CARD FOR PREFERRED SHAREHOLDERS OF PREFERRED FUNDS AND

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PROXY	[Name(s) of Fund(s)]	PROXY
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 27, 2012 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

PREFERRED SHARES

The undersigned hereby appoints John Perlowski, Brendan Kyne and Jay Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the above named fund held of record by the undersigned on May 31, 2012 at the Annual Meeting of Shareholders of the Fund to be held on July 27, 2012 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Delaware, Maryland or Massachusetts law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for [Name of Fund(s)]

Annual Meeting of Shareholders to Be Held on July 27, 2012.

The Proxy Statement for this meeting is available at: www.proxy-direct.com/BLK23613.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1.	To Elect Board Member Nominees:

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01. Frank J. Fabozzi	02. James T. Flynn	03. Karen P. Robards	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER

MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT,

POSTPONEMENT OR DELAY THEREOF.